LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

1301 South Harrison Street

Fort Wayne, Indiana 46802

August 27, 2026

IMPORTANT SHAREHOLDER INFORMATION

Dear Contract Owners and Shareholders:

Enclosed is a notice and Information Statement/Prospectus that is being provided to inform you that LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Acquired Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), will be reorganized into the LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund) (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), also a series of the Trust (the “Reorganization”) on or about October 9, 2026 (the “Closing Date”). The Board of Trustees of the Trust (the “Board”), including a majority of the Independent Trustees, approved the Reorganization and concluded that participation in the Reorganization is in the best interests of the Funds and the Funds’ shareholders and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

We are not asking you for a proxy and you are requested not to send us a proxy.

Please review the information in the Information Statement/Prospectus. You do not need to take any action regarding your account because no shareholder vote is required. As of the close of business on the Closing Date, your shares of the Acquired Fund will be converted automatically, at net asset value, into shares of the same class of the corresponding Acquiring Fund.

The investment objectives of the Funds are the same and the principal investment strategies and principal risks of the Funds are similar to one another, but they differ in certain respects. The enclosed Information Statement/Prospectus provides important information regarding key similarities and differences between the Acquired Fund and Acquiring Fund. Shareholders may redeem their shares of the Acquired Fund at any time prior to the closing of the Reorganization and may redeem their shares of the Acquiring Fund after the closing of the Reorganization. No sales loads, commissions or other transaction fees will be imposed on shareholders in connection with the Reorganization.

Very truly yours,

/s/ John Morriss
John Morriss President and Chairman Lincoln Variable Insurance Products Trust

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

THE REORGANIZATION

Please read the attached Information Statement/Prospectus for a more information regarding the Reorganization. However, as a quick reference, the following questions and answers provide a brief overview of the Reorganization.

Questions and Answers

Q.	Why are you sending me this Information Statement/Prospectus?

A.	You are receiving this Information Statement/Prospectus because you beneficially owned shares of the Acquired Fund noted in the chart below as of June 15, 2026 (the “Record Date”).

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund)

Q.	What is the purpose of this Information Statement/Prospectus?

A.

The purpose of these materials is to provide you information on the reorganization (the “Reorganization”) of the Acquired Fund into the Acquiring Fund (together with the Acquired Fund, the “Funds”), each a series of the Lincoln Variable Insurance Products Trust (the “Trust”), as provided in the Agreement and Plan of Reorganization (the “Agreement”). Lincoln Financial Investments Corporation (“LFI”), which serves as the investment adviser to each of the Funds, recommended the Reorganization. The Agreement and the Reorganization have been approved by the Board of Trustees of the Trust (the “Board”).

Q.	Why has the Board approved the Reorganization proposal?

A.

The Board concluded that participation in the Reorganization is in the best interests of the Acquiring Fund and the Acquired Fund. The Board based its approval on several factors, including that LFI recommended the Reorganization to the Board and believes that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund. The Funds have the same investment objective which is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital, and the Funds also have similar, but not identical, moderate allocation investment strategies. The Board considered that the Acquiring Fund’s contractual management fee is the same as that of the Acquired Fund and that the Acquiring Fund’s pro forma net expense ratio is lower than that of the Acquired Fund. The Board considered LFI’s belief that Acquired Fund shareholders would have a similar investment experience after the Reorganization. Further information on the Board’s considerations is included under the section entitled “Board Considerations” of the Information Statement/Prospectus.

Q.	What will happen to the existing shares?

A.

Immediately after the Reorganization, you indirectly will own shares of the Acquiring Fund that are equal in total net asset value, as of the closing date of the Reorganization, to the shares of the Acquired Fund you held as of such time. Therefore, your investment will not lose value as a result of the Reorganization.

Q.	Are there any significant differences between the investment objectives, principal investment strategies, and principal risks of the Acquired Fund and the Acquiring Fund?

A.

The Funds have the same investment objective and similar, but not identical, principal investment strategies and principal risks. For example, both Funds are actively managed “funds of funds” that invest substantially all of their assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Acquired Fund allocates to underlying ETFs investing primarily in domestic equity and fixed income securities and, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Acquiring Fund, on the other hand, is not required to allocate its investments in any set percentages in any particular countries. Typically, the Acquiring Fund invests in a larger number of different countries, including the United States. Additionally, the foreign equity securities held by the Acquiring Fund’s Underlying ETFs may include companies in emerging markets. The principal risks associated with the Funds are similar, however, there are some differences. Notably, the Acquiring Fund is subject to certain additional principal risks due to its greater flexibility to invest in non-U.S. securities as compared to the Acquired Fund. Specifically, the following principal risks of the Acquiring Fund are not principal risks of the Acquired Fund: Foreign Investments Risk, Emerging Markets Risk, Foreign Currency Risk and Regional Risk.

See “Other Important Information About the Reorganization—Comparison of Investment Objectives, Policies and Strategies” and “Other Important Information About the Reorganization—Comparison of Principal Risks” sections of the Information Statement/Prospectus for additional information.

Q.	How do the fees and expenses compare?

A.

The Acquired Fund and the Acquiring Fund have the same management fee rate (0.25% of average daily net assets). The Acquiring Fund’s gross and net expense ratios are currently higher than those of the Acquired Fund, but are expected to be lower than those of the Acquired Fund on a pro forma basis after the Reorganization primarily due to an anticipated decrease in acquired fund fees and expenses (“AFFE”), which are expenses associated with investing in underlying funds. As such, shareholders of the Acquired Fund are expected to incur lower gross and net annual fund operating expenses after the Reorganization. However, AFFE may go up or down and change over time. Excluding AFFE, the Acquired Fund and the Acquiring Fund (pro forma) have the same gross expense ratio. LFI has contractually agreed to reimburse expenses to keep the Acquiring Fund’s expenses (excluding interest, taxes, dividends tied to short sales, brokerage commissions, AFFE, other expenses attributable to, and incurred as a result of, the Fund’s investments, and extraordinary expenses (including litigation expenses) not incurred in the ordinary course of such Fund’s business) at no more than their pro forma levels (0.31% of the Fund’s average daily net assets for the Standard Class and 0.66% of the Fund’s average daily net assets for the Service Class) for at least two years following the closing date of the Reorganization. Operating expenses for the Acquiring Fund may increase after two years if this expense limitation is not renewed or if AFFE (which are excluded from the expense cap) increase.

The section entitled “Comparison of Fees and Expenses” of the Information Statement/Prospectus further describes the fees and expenses of the Funds.

Q.	Will there be any sales load, commission or other transactional fee in connection with the Reorganization?

A.

No. Your shares of the Acquired Fund will be exchanged for an equal value of shares of the same class of the Acquiring Fund without the imposition of any sales load, commission or other transactional fee.

Q.	What are the expected U.S. federal income tax consequences of the Reorganization?

A.

The Funds are held only through tax-deferred insurance products. Therefore, the Acquired Fund and its shareholders are not expected to recognize any gain or loss for U.S. federal income tax purposes as a direct result of the Reorganization.

Q.	Will the Acquired Fund or Acquiring Fund pay any direct costs in connection with the Reorganization?

A.

No. Neither of the Funds will bear these costs. LFI will bear all expenses of the Reorganization, as set forth in the Agreement, including the portfolio brokerage costs associated with repositioning the portfolio, whether or not the Reorganization is consummated. These costs of the Reorganization are estimated to be approximately $108,000. It is anticipated that approximately 20% of the Acquired Fund’s holdings will be sold in advance of the Reorganization, with the proceeds to be transferred to the Acquiring Fund along with the Acquired Fund’s other assets, in each case, to be invested in accordance with the Acquiring Fund’s principal investment strategies. The brokerage costs associated with portfolio repositioning for the Reorganization are expected to be approximately $19,600.

Q.	Will you need my vote to approve the reorganization?

A.	No. The Reorganization does not require shareholder approval. We are not asking you for a proxy and you are not requested to send us a proxy.

Q.	What is the anticipated timing of the Reorganization?

A.	The Reorganization is expected to occur on or about October 9, 2026 (the “Closing Date”).

Q.	Whom should I call if I have questions?

A.	If you need any assistance, or have any questions regarding the Agreement or the Reorganization, please call Computershare at 1-800-337-3503.

INFORMATION STATEMENT/PROSPECTUS

August 21, 2026

INFORMATION STATEMENT FOR:

LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND

(a series of Lincoln Variable Insurance Products Trust)

PROSPECTUS FOR:

LVIP BLACKROCK GROWTH ETF ALLOCATION MANAGED RISK FUND

(a series of Lincoln Variable Insurance Products Trust)

1301 South Harrison Street

Fort Wayne, Indiana 46802

866-436-8717

Introduction

This Information Statement/Prospectus (the “Information Statement/Prospectus”) is being furnished to shareholders of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Acquired Fund”) and to annuity and insurance contract owners (each a “Contract Owner”) who beneficially own shares of the Acquired Fund. As provided in an Agreement and Plan of Reorganization (the “Agreement”), the Acquired Fund will be reorganized into the LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund) (the “Acquiring Fund” and, together with the Acquired Fund, the “Funds”), each a series of Lincoln Variable Insurance Products Trust (the “Trust”). Both Funds are advised by Lincoln Financial Investments Corporation (“LFI” or the “Adviser”).

The Board of Trustees of the Trust (the “Board”), including a majority of the Independent Trustees, approved the Reorganization after carefully considering the factors described in the section below entitled “Board Considerations” and concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY

As a result of the Reorganization, the Acquired Fund will be reorganized into the Acquiring Fund and you will become a shareholder of the Acquiring Fund. The Acquired Fund and the Acquiring Fund pursue identical investment objectives and employ similar, but not identical, investment strategies to seek to achieve their respective investment objectives. For more information on each Fund’s investment strategies, see “Comparison of Investment Objectives, Policies and Strategies” section below for additional information.

Immediately after the Reorganization, you indirectly will own shares of the Acquiring Fund that are equal in total net asset value, as of the closing date of the Reorganization, to the shares of the Acquired Fund held as of such time. Therefore, your investment will not lose value as a result of the Reorganization.

The Reorganization is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

We sometimes refer to the Acquired Fund and the Acquiring Fund collectively as the “Funds” and to a fund individually as a “Fund.” Shares of the Funds are sold directly or indirectly to separate accounts of The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“Lincoln New York”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such insurance companies. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners”).

This Information Statement/Prospectus contains information that shareholders of the Acquired Fund should know about the Agreement that is described herein and sets forth concisely the information about the Acquiring Fund that a prospective investor ought to know before investing in the Acquiring Fund. This Information Statement/Prospectus should be retained for future reference. It is both the information statement of the Acquired Fund and also a prospectus for the Acquiring Fund. Each Fund is a registered open-end management investment company.

In the Reorganization, the value of the Acquiring Fund shares that you will receive will be the same as the value of the shares of the Acquired Fund that you held immediately prior to the Reorganization. The Reorganization is intended to be a tax-free reorganization for U.S. federal income tax purposes, meaning that you should not be required to pay any federal income tax as a direct result of the Reorganization. No sales load, commission, or other transactional fee will be imposed in connection with the Reorganization.

We intend to mail this Information Statement/Prospectus beginning on or about August 27, 2026, to all Acquired Fund shareholders.

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally deemed to be part of) this Information Statement/Prospectus and contain additional information about the Funds:

•	The prospectus and statement of additional information for the Acquired Fund, dated May 1, 2026 (File No. 033-70742; Accession No. 0001193125-26-196787);

•	The supplement for the Acquired Fund, dated July 7, 2026 (File No. 033-70742; Accession No. 0001193125-26-297005);

•	The prospectus and statement of additional information for the Acquiring Fund, dated May 1, 2026 (File No. 033-70742; Accession No. 0001193125-26-196787);

•	The supplement for the Acquiring Fund, dated April 15, 2026 (File No. 033-70742; Accession No. 0001193125-26-156176);

•	Audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2025 included in the Fund’s report filed on Form N-CSR (Accession No. 0001398344-26-004775); and

•	Audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2025 included in the Fund’s report filed on Form N-CSR (Accession No. 0001398344-26-004775).

The Statement of Additional Information to this Information Statement/Prospectus (“SAI”), dated the same date as this Information Statement/Prospectus, is incorporated by reference, is deemed to be part of this Information Statement/Prospectus, and is available without charge upon oral or written request from the Trust, at the address and toll-free telephone number noted below. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and the rules, regulations and exemptive orders, thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. The Funds’ prospectuses, statement of additional information, annual and semi-annual reports and most recent audited financial statements are available on the Funds’ website at http://www.lincolnfinancial.com/lvip.

Copies of all of these documents are available upon request without charge by visiting, writing to, or calling Lincoln Variable Insurance Products Trust, 1301 South Harrison Street, Fort Wayne, IN 46802, (800) 454-6265.

You also may view or obtain these documents from the SEC’s website at www.sec.gov.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Information Statement/Prospectus. Any representation to the contrary is a criminal offense.

SUMMARY

On March 4-5, 2026, the Board, on behalf of the Acquiring Fund and the Acquired Fund, unanimously voted to approve the Agreement.

In the Reorganization, the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquiring Fund shares will be issued to the Acquired Fund, which will distribute such shares pro rata to shareholders of the Acquired Fund.

Any shares you beneficially own of the Acquired Fund at the time of the Reorganization will be cancelled and you will receive shares, in the same share class, of the Acquiring Fund having a value equal to the net asset value of your shares of the Acquired Fund. No gain or loss for U.S. federal income tax purposes is expected to be recognized by any shareholder of the Acquired Fund as a direct result of the Reorganization, as discussed below under “Distribution Policy and Federal Tax Consequences.” If certain closing conditions are satisfied or waived, the Reorganization is expected to occur on or about October 9, 2026.

We recommend that you read the enclosed Information Statement/Prospectus. In addition to the detailed information in the Information Statement/Prospectus, the following discussion provides an overview of key information about the Reorganization.

Reasons for the Reorganization

The Reorganization is part of the continuing effort of LFI, the Funds’ investment adviser, to reduce redundancy and maintain a streamlined Fund lineup that includes investment strategies with solid performance, the potential to garner significant assets, and reasonable fees. The Funds have the same investment objective and similar, but not identical, investment strategies and risks (as described below under “Comparison of Investment Objectives, Policies and Strategies”). In addition, the Funds have the same investment adviser, sub-advisers and portfolio managers. LFI believes that Acquired Fund investors will have a similar investment experience after the Reorganization. The Acquiring Fund’s gross and net expense ratios are currently higher than those of the Acquired Fund, but are expected to be lower than those of the Acquired Fund on a pro forma basis after the Reorganization primarily due to an anticipated decrease in acquired fund fees and expenses (“AFFE”), which are expenses associated with investing in underlying funds (as described below under “Comparative Fee and Expense Tables”). Therefore, the Reorganization should allow investors to continue investing in an equity fund with a managed volatility overlay at a potentially lower cost. However, AFFE may go up or down and change over time. Excluding AFFE, the Acquired Fund and the Acquiring Fund (pro forma) have the same gross expense ratio. In addition, LFI has contractually agreed to reimburse expenses to keep the Acquiring Fund’s expenses (excluding interest, taxes, dividends tied to short sales, brokerage commissions, AFFE, other expenses attributable to, and incurred as a result of, the Fund’s investments, and extraordinary expenses (including litigation expenses) not incurred in the ordinary course of such Fund’s business) at no more than their pro forma levels (0.31% of the Fund’s average daily net assets for the Standard Class and 0.66% of the Fund’s average daily net assets for the Service Class) for at least two years following the closing date of the Reorganization. Operating expenses for the Acquiring Fund may increase after two years if this expense limitation is not renewed or if AFFE (which are excluded from the expense cap) increase. After considering other options, including liquidating the Acquired Fund or restructuring it, LFI recommended the Reorganization to the Board and believes that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund.

Comparison of Investment Objectives, Policies and Strategies

As shown in the section entitled “Comparison of Investment Objectives, Policies and Strategies” in this Information Statement/Prospectus, the Acquiring Fund has the same investment objective as the Acquired Fund. The Funds also have the same fundamental investment policies and restrictions, which are set forth in Exhibit B and may also be found in each Fund’s respective statement of additional information (“SAI”). See the cover page of this Information Statement/Prospectus for a description of how you can obtain a copy of the Acquired Fund’s and Acquiring Fund’s SAI.

The Acquiring Fund has similar, but not identical, principal investment strategies to the Acquired Fund. For example, both Funds are actively managed “funds of funds” that invest substantially all of their assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Acquired Fund allocates to underlying ETFs investing primarily in domestic equity and fixed income securities and, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Acquiring Fund, on the other hand, is not required to allocate its investments in any set percentages in any particular countries. Typically, the Acquiring Fund invests in a larger number of different countries, including the United States. Additionally, the foreign equity securities held by the Acquiring Fund’s Underlying ETFs may include companies in emerging markets. Please see the section entitled “Comparison of Investment Objectives, Policies and Strategies” in this Information Statement/Prospectus for the principal investment strategies of the Funds and a description of certain key differences in the principal investment strategies between the Acquired Fund and the Acquiring Fund.

Comparison of Principal Risks

The principal risks associated with the Funds are similar, however, there are some differences. Notably, the Acquiring Fund is subject to certain additional principal risks due to its greater flexibility to invest in non-U.S. securities as compared to the Acquired Fund. Specifically, the following principal risks of the Acquiring Fund are not principal risks of the Acquired Fund: Foreign Investments Risk, Emerging Markets Risk, Foreign Currency Risk and Regional Risk. The section entitled “Comparison of Principal Risks” in this Information Statement/Prospectus includes the principal risks of the Funds and highlights notable differences. In addition, risks associated with an investment in the Acquiring Fund are further discussed in its prospectus and SAI. For more information on the risks associated with the Acquiring Fund, see the “Additional Information About the Fund—Principal Risks” section of the Acquiring Fund’s prospectus and the “Additional Investment Strategies and Risks” section of the Acquiring Fund’s SAI. The cover page of this Information Statement/Prospectus describes how you can obtain a copy of each Fund’s prospectus and SAI.

Comparison of Fees and Expenses

The following table compares the shareholder fees and annual fund operating expenses, expressed as a percentage of net assets (“expense ratios”), of the Acquired Fund with the shareholder fees and pro forma expense ratios of the Acquiring Fund. Pro forma expense ratios of the Acquiring Fund show the expected effect of the Reorganization on the Acquiring Fund, adjusted to reflect current and expected fees and expenses, but actual expenses may be greater or less than those shown. The tables do not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.

As shown in the table below, the pro forma gross and net expense ratios of the Acquiring Fund are lower than its current gross and net expense ratios. This decrease is primarily due to an anticipated decrease in AFFE, which are expenses associated with investing in underlying funds. As such, shareholders of the Acquired Fund are expected to incur lower gross and net annual fund operating expenses after the Reorganization. However, AFFE may go up or down and change over time. Excluding AFFE, the Acquired Fund and the Acquiring Fund (pro forma) have the same gross expense ratio.

In addition, LFI has contractually agreed to an expense limitation for two years from the closing date of the Reorganization as necessary to ensure that the total expense ratio for the Acquiring Fund, excluding interest, taxes, dividends tied to short sales, brokerage commissions, AFFE, other expenses attributable to, and incurred as a result of, the Fund’s investments, and extraordinary expenses (including litigation expenses) not incurred in the ordinary course of such Fund’s business, does not exceed 0.31% of the Fund’s average daily net assets for the Standard Class and 0.66% of the Fund’s average daily net assets for the Service Class. The expense ratio of the Acquiring Fund may be higher than the expenses shown below if, after two years from the closing date of the Reorganization, the expense limitation is not renewed or as a result of any increase in AFFE which are excluded from the expense limitation described above.

	Acquired Fund	Acquiring Fund
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund Pro Forma Combined
Standard Class
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%
Other Expenses[1]	0.07%	0.08%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.08%	0.10%	0.04%[2]

Total Annual Fund Operating Expenses[3]	0.40%	0.43%	0.36%
Less Fee Waiver and Expense Reimbursement	(0.01%)[4]	(0.01%)[5]	(0.01%)[6]

Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.39%	0.42%	0.35%
Service Class
Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.25%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.35%	0.35%	0.35%
Other Expenses[1]	0.07%	0.08%	0.07%
Acquired Fund Fees and Expenses (AFFE)	0.08%	0.10%	0.04%[2]
Total Annual Fund Operating Expenses (including AFFE)[3]	0.75%	0.78%	0.71%
Less Fee Waiver and Expense Reimbursement	(0.01%)[4]	(0.01%)[5]	(0.01%)[6]
Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement	0.74%	0.77%	0.70%

1.

Fees and expenses for the Acquired Fund and actual and pro forma fees and expenses of the Acquiring Fund are estimated based on amounts for the current fiscal year as of June 30, 2026, with pro forma fees and expenses of the Acquiring Fund calculated as if the Reorganization were in effect as of June 30, 2026.

2.	AFFE is estimated based on amounts for the current fiscal year.
[3]

The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to the average net assets appearing in the Financial Highlights table, which reflects only the operating expenses of the Fund and does not include AFFE.

4.

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2027 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and LFI.

5.

Lincoln Financial Investments Corporation (the “Adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.005% of the Fund’s average daily net assets. The agreement will continue through at least April 30, 2027 and cannot be terminated before that date without the mutual agreement of the Fund’s Board of Trustees and LFI.

6.

LFI has contractually agreed to reimburse the Acquiring Fund to the extent that the Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, underlying fund fees and expenses AFFE, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business) exceed 0.31% of the Fund’s average daily net assets for the Standard Class and 0.66% of the Fund’s average daily net assets for the Service Class. Any reimbursements made by LFI are subject to recoupment from the Acquiring Fund within three years after the occurrence of the reimbursement, provided that such recoupment shall not be made if it would cause annual Fund operating expenses of a class of the Acquiring Fund to exceed the lesser of (a) the expense limitation in effect at the time of the reimbursement, or (b) the current expense limitation in effect, if any. The agreement will continue through at least two years from the closing of the Reorganization and cannot be terminated before that date without the mutual agreement of the Acquired Fund’s Board of Trustees and LFI. Upon completion of the Reorganization, LFI may not recoup from the Acquiring Fund any expenses previously waived and/or reimbursed for the Acquired Fund.

Expense Examples

The Examples are intended to help you compare the costs of investing in different classes of the Acquired Fund and the Acquiring Fund with the cost of investing in other mutual funds. Pro forma combined costs of investing in different classes of the Acquiring Fund after giving effect to the Reorganization are also provided. All costs are based upon the information set forth in the tables above.

The Examples assume that you invest $10,000 for the time periods indicated and show the expenses that you would have paid if you redeem all of your shares at the end of those time periods. The Examples also assume that your investment has a 5% return each year and that the operating expenses remain the same.

Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the first year only, except that LFI’s contractual agreement to reimburse expenses of the Acquiring Fund through two years from the closing date of the Reorganization is reflected for the first two years in the pro forma combined expenses.

This example does not reflect any Contract-related fees and expenses, including redemption fees (if any), applicable at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. The results apply whether or not you redeem your investment at the end of the given period. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Standard Class	$40	$127	$223	$504
Service Class	$76	$239	$416	$929
LVIP BlackRock Growth ETF Allocation Managed Risk Fund
Standard Class	$43	$137	$240	$541
Service Class	$79	$248	$432	$965
LVIP BlackRock Growth ETF Allocation Managed Risk Fund (Pro Forma Combined)
Standard Class	$36	$114	$200	$454
Service Class	$72	$225	$393	$881

The examples are not a representation of past or future expenses. The Funds’ actual expenses, and an investor’s direct and indirect expenses, may be more or less than those shown. The table and the assumption in the Example of a 5% annual return are required by regulations of the SEC applicable to all mutual funds. The 5% annual return is not a prediction of and does not represent a Fund’s projected or actual performance.

For further discussion regarding the Board’s consideration of the fees and expenses of the Funds in approving the Agreement, see the section entitled “BOARD CONSIDERATIONS” in this Information Statement/Prospectus.

Purchase and Sale of Fund Shares

The Funds’ distribution, purchase, and redemption procedures and exchange rights are identical. See “Other Important Information About the Reorganization—Purchase and Sale of Fund Shares.”

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. During the fiscal year ended December 31, 2025, the portfolio turnover rate for the Acquired Fund was 9%. The portfolio turnover rate for the Acquiring Fund was 7%.

Comparison of Principal Risks

The table below identifies the principal risks of investing in each Fund, and the discussion below the table provides additional information on the principal risks that apply to the Acquiring Fund.

The principal risks associated with the Funds are similar, however, there are some differences. Notably, the Acquiring Fund is subject to certain additional principal risks due to its greater flexibility to invest in non-U.S. securities as compared to the Acquired Fund. Specifically, the following principal risks of the Acquiring Fund are not principal risks of the Acquired Fund: Foreign Investments Risk, Emerging Markets Risk, Foreign Currency Risk and Regional Risk. Risks associated with an investment in the Acquiring Fund are further discussed in its prospectus and SAI. For more information on the risks associated with the Acquiring Fund, see the “Additional Information About the Fund—Principal Risks” section of the Acquiring Fund’s prospectus and the “Additional Investment Strategies and Risks” section of the Acquiring Fund’s SAI. The cover page of this Information Statement/Prospectus describes how you can obtain a copy of each Fund’s prospectus and SAI.

Principal Risks	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Acquired Fund)	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (Acquiring Fund)
Market Risk	✓	✓
Stock/Equity Investing Risk	✓	✓
Fund of Funds Risk	✓	✓
Issuer Risk	✓	✓
Asset Allocation Risk	✓	✓
Active Management Risk	✓	✓
Active Markets Risk	✓
Passive Management Risk	✓	✓
Concentration Risk	✓	✓
Investment Style Factors Risk	✓	✓
Value Stocks Risk	✓	✓
Growth Stocks Risk	✓	✓
Small- and Medium-Cap Company Risk	✓	✓
Exchange-Traded Fund (ETF) Risk	✓	✓
Interest Rate Risk	✓	✓
Credit Risk	✓	✓
Prepayment/Call Risk	✓	✓
Mortgage-Backed Securities Risk	✓	✓

Principal Risks	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Acquired Fund)	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (Acquiring Fund)
Below Investment Grade (Junk Bond) Risk	✓	✓
Foreign Investments Risk		✓
Emerging Markets Risk		✓
Foreign Currency Risk		✓
Regional Risk		✓
Derivatives Risk	✓	✓
Futures Risk	✓	✓
Risk Management Strategy Risk	✓	✓
Hedging Risk	✓	✓
Limited Portfolio Holdings Risk	✓	✓
Liquidity Risk	✓	✓

All mutual funds carry risk. Accordingly, loss of money is a risk of investing in the Fund. The following is a description of the principal risks for the Acquiring Fund:

•	Market Risk. The value of portfolio investments may decline. As a result, your investment in the Fund may decline in value and you could lose money.

•

Stock/Equity Investing Risk. Stocks and other equities generally fluctuate in value more than bonds and may decline significantly over short time periods. Equity prices overall may decline because stock markets tend to move in cycles, with periods of rising and falling prices.

•

Fund of Funds Risk. The Fund bears all risks associated with the investment strategies of its Underlying Funds, including the possibility that an Underlying Fund may not achieve its investment objective, which could negatively affect the Fund’s performance. In addition, among other risks, the Fund indirectly pays a proportional share of the fees and expenses of each Underlying Fund.

•	Issuer Risk. The prices of, and the income generated by, portfolio securities may decline in response to various factors directly related to the issuers of such securities.

•

Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.

•

Active Management Risk. The portfolio investments are actively-managed, rather than tracking an index or rigidly following certain rules, which may negatively affect investment performance. Consequently, there is the risk that the methods and analyses, including models, tools and data, employed in this process may be flawed or incorrect and may not produce desired results.

•

Passive Management Risk. Index funds invest in the securities of an index rather than actively selecting among securities. With an indexing strategy there is no attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor investment performance.

•

Concentration Risk. Investments that are concentrated in particular industries, sectors or types of investments may be subject to greater risks of adverse developments in such areas of focus than investments that are spread among a wider variety of industries, sectors or investments.

•

Investment Style Factors Risk. There can be no assurance that the multi-factor stock selection process of the Fund will enhance performance. Exposure to such investment factors may detract from performance in some market environments, perhaps for extended periods.

•

Value Stocks Risk. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks, such as growth stocks. Value stocks can continue to be inexpensive for long periods of time, may not ever realize their potential value, and may even go down in price.

•

Growth Stocks Risk. Growth stocks, due to their relatively high market valuations, typically have been more volatile than value stocks. Growth stocks may not pay dividends, or may pay lower dividends, than value stocks and may be more adversely affected in a down market.

•

Small- and Medium-Cap Company Risk. The value of securities issued by small- and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies. These less developed, lesser-known companies may experience greater risks than those normally associated with larger companies. Small- and medium-sized companies also may be subject to interest rate risk, which is generally associated with fixed income securities, because these companies often borrow money to finance their operations; therefore, they may be adversely affected by rising interest rates.

•

Exchange-Traded Fund (ETF) Risk. ETFs generally reflect the risks of owning the underlying securities they hold, although lack of liquidity in ETF shares could result in the price of the ETF being more volatile.

•

Interest Rate Risk. When interest rates change, fixed income securities (i.e., debt obligations) generally will fluctuate in value. These fluctuations in value are greater for fixed income securities with longer maturities or durations.

•

Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (NRSROs). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. However, credit ratings may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings also may be influenced by rating agency conflicts of interest or based on historical data that are no longer applicable or accurate.

•

Prepayment/Call Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security.

•

Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).

•

Below Investment Grade (Junk Bond) Risk. Below investment grade bonds, otherwise known as “high yield” bonds or “junk” bonds, generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.

•

Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. The value of foreign investments may be reduced by foreign taxes, such as foreign taxes on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers. In addition, certain foreign countries may be subject to terrorism, governmental collapse, regional conflicts and war, which could negatively impact investments in those countries.

•

Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.

•

Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.

•

Regional Risk. The Fund will generally have more exposure to the specific market, currency, economic, political, regulatory, geopolitical, or other risks in the regions or countries in which it invests. As a result, the Fund could experience substantial illiquidity, volatility or reduction in the value of its investments, as compared to a more geographically-diversified fund.

•

Derivatives Risk. Derivatives or other similar instruments (referred to collectively as “derivatives”), such as futures, forwards, options, swaps, structured securities and other similar instruments, are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may involve costs and risks that are different from, or possibly greater than, the costs and risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile, may correlate imperfectly with price of the applicable underlying asset, reference rate or index and may move in unexpected ways, especially in unusual market conditions, such as markets with high volatility or large market declines. Some derivatives are particularly sensitive to changes in interest rates. Other risks include liquidity risk, which refers to the potential inability to terminate or sell derivative positions and for derivatives to create margin delivery or settlement payment obligations for the Fund. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivatives that involve a small initial investment relative to the investment risk assumed can magnify or otherwise increase investment losses. This is referred to as financial “leverage” due to the potential for greater investment loss. Derivatives are also subject to operational and legal risks.

•

Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.

•

Risk Management Strategy Risk. The success of the Fund’s risk management strategy depends in part on Milliman’s ability, as the overlay manager, to effectively and efficiently implement its risk forecasts and to manage the strategy for the Fund’s benefit. The risk management strategy may depend upon one or more of the overlay manager’s proprietary forecasting models and information and data from one or more third parties to support the proprietary forecasting models. There is no guarantee that the models or the data the models are based on will be accurate or that the Fund can achieve or maintain optimal risk targets. The Fund’s performance may be negatively impacted in certain underlying markets as a result of reliance on these models. The Fund’s performance also may be impacted by the Fund’s use of short or long futures positions to implement the risk management strategy. Certain markets could negatively impact the success of the risk management strategy, such as rapidly and unpredictably changing markets, “v-shaped” markets (a sharp market sell-off followed by a strong rally retracing such sell-off), or other extreme or disrupted markets, each of which could cause the Fund to be invested in the underlying market when it declines or to be uninvested when the underlying market appreciates. Milliman seeking to manage currency risk could result in losses if currencies do not perform as expected.

•

Hedging Risk. The success of a hedging strategy cannot be guaranteed. Effective hedging requires correctly assessing the degree of correlation between the performance of the instruments used in the hedging strategy and the performance of the investments in the portfolio being hedged, as well as continual recalculation, readjustment, and execution of hedges in an efficient and timely manner. For example, futures contract short positions may not provide an effective hedge because changes in futures contract prices may not track those of the underlying securities or indices they are intended to hedge.

•

Limited Portfolio Holdings Risk. Because the Fund may hold large positions in a small number of Underlying Funds, an increase or decrease in the value of such securities may have a greater impact on the Fund’s value and total return.

•

Liquidity Risk. Liquidity risk is the risk that the Fund cannot meet requests to redeem Fund-issued shares without significantly diluting the remaining investors’ interest in the Fund. This may result when portfolio holdings may be difficult to value and may be difficult to sell, both at the time or price desired. Liquidity risk also may result from increased shareholder redemptions in the Fund. Actions by governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply. Liquidity risk also refers to the risk that the Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. The Fund may have to sell a security at a disadvantageous time or price to meet such obligations. The Fund’s liquidity risk management program requires that the Fund invest no more than 15% of its net assets in illiquid investments.

BOARD CONSIDERATIONS

Reasons for the Reorganization

LFI recommended the Reorganization to the Board and believes that the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund. The Funds have the same investment objective which is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital, and the Funds also have similar, but not identical, moderate allocation investment strategies. The Board considered that the Acquiring Fund’s contractual management fee is the same as that of the Acquired Fund and that the Acquiring Fund’s pro forma net expense ratio is lower than that of the Acquired Fund. The Board considered LFI’s belief that Acquired Fund shareholders would have a similar investment experience after the Reorganization.

Board Considerations

On March 4-5, 2026, the Board met to consider the proposed Reorganization of the Acquired Fund into the Acquiring Fund. The Board reviewed and evaluated such information as it deemed necessary to consider the Reorganization, including the information presented by LFI. The Independent Trustees were assisted in their review of the information by independent legal counsel. In determining whether to approve the Reorganization, the Board made inquiry into and considered, among others, the following factors, in no order of priority:

1.

the investment objective and principal investment strategies of the Acquiring Fund that would allow shareholders of the Acquired Fund to have a similar investment experience, at a lower cost, after the Reorganization;

2.	the Acquiring Fund’s current net advisory fee rate and proposed net advisory fee rate post-Reorganization;

3.	the Acquiring Fund’s current net annual operating expense ratio and expected net annual operating expense ratio post-Reorganization;

4.	LFI’s agreement to cap the Acquiring Fund’s expenses for at least two years following the closing of the Reorganization;

5.	the comparative investment performance of the Funds;

6.	the reasonable prospects for garnering additional assets for the Acquiring Fund to achieve economies of scale post-Reorganization;

7.	the absence of any material differences in the rights of shareholders of the Funds;

8.	any direct or indirect benefits expected to be derived by LFI and its affiliates from the Reorganization;

9.	the expected tax-free nature of the Reorganization to contract holders;

10.	the estimated legal, information statement, and portfolio transitioning costs in connection with the Reorganization and LFI’s representation that it will pay the costs of the Reorganization;

11.	LFI’s representation that the Reorganization will not result in any dilution of the shareholders of the Acquired Fund or the Acquiring Fund;

12.	the terms and conditions of the Agreement and Plan of Reorganization; and

13.	possible alternatives to the Reorganization, including liquidating or restructuring the Acquired Fund.

At the meeting, the Board, including a majority of the Independent Trustees, approved the Reorganization after carefully considering the above factors and concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

OTHER IMPORTANT INFORMATION ABOUT THE REORGANIZATION

Comparison of Investment Objectives, Policies and Strategies

The Funds have the same investment objective which is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

The Funds have similar, but not identical, moderate allocation investment strategies. Both Funds are actively managed “funds of funds” that invest substantially all of their assets in iShares exchange-traded funds (“Underlying ETFs”) that are managed by BlackRock Fund Advisors or financial instruments that provide exposure to such Underlying ETFs. Both funds invest approximately 70% of their assets in equity ETFs and 30% in fixed income ETFs. Both Funds also utilize a risk management overlay that is managed by Milliman Financial Risk Management LLC (“Milliman”). However, the Acquired Fund allocates to Underlying ETFs investing primarily in domestic equity and fixed income securities and, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Acquiring Fund, on the other hand, is not required to allocate its investments in any set percentages in any particular countries. Typically, the Acquiring Fund invests in a larger number of different countries, including the United States. Additionally, the foreign equity securities held by the Acquiring Fund’s Underlying ETFs may include companies in emerging markets.

The above provides a summary of certain key differences between the principal investment strategies of the Funds. For more information, please reference the following table, which shows the investment objectives and the principal investment strategies of the Funds. The Board may change the investment objective of a Fund without a vote of that Fund’s shareholders. For more detailed information about the Acquiring Fund’s investment objective and principal investment strategies, see Exhibit C.

	Acquired Fund	Acquiring Fund
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund
Investment Objective

The investment objective of the Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

This objective is non-fundamental and may be changed without shareholder approval.

The investment objective of the Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.

This objective is non-fundamental and may be changed without shareholder approval.

Principal Investment Strategies	The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in domestic equity securities (stocks) and/or domestic fixed income securities (bonds). The Fund, under normal circumstances, through the Underlying ETFs, invests at least 80% of its assets in a portfolio of investments that provides exposure to U.S. securities. The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The

The Fund operates under a “fund of funds” structure. The Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Underlying ETFs are managed by BlackRock Fund Advisors.

The Fund also seeks to stabilize its overall portfolio volatility and reduce

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

Underlying ETFs are managed by BlackRock Fund Advisors.

The Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.

Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets are invested primarily in domestic equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets are invested primarily in domestic fixed income securities (bonds).

BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Fund’s main investment portfolio.

Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Fund’s Underlying ETF assets are invested primarily in equity securities (stocks) and approximately 30% of the Fund’s Underlying ETF assets are invested primarily in fixed income securities (bonds).

BlackRock develops the Fund’s asset allocation strategy based on the Fund’s investment objective. The Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. The Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic and foreign equity securities, including securities of small- and

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

style. The Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index.

A smaller allocation is made to Underlying ETFs that invest primarily in domestic fixed income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.

The financial instruments that are intended to provide exposure similar to the exposure to the Underlying medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index. The foreign equity securities held by the Underlying ETFs may include companies in emerging markets. The Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Fund invests in a larger number of different countries, including the United States. The Fund is not required to allocate its investments in any set percentages in any particular countries.

A smaller allocation is made to Underlying ETFs that invest primarily in domestic and foreign fixed income securities, including

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Fund’s use of futures, options, swaps, structured notes and other derivatives, the Fund may also hold U.S. Treasury, short-term, or other fixed income investments, including loans and notes to address regulatory requirements.

On at least an annual basis, BlackRock will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser also will periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser uses various analytical tools mortgage- backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.

The financial instruments that are intended to provide exposure similar to the exposure to the Underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives.

On at least an annual basis, BlackRock will reassess and may make revisions in the Fund’s asset allocation strategy consistent with the Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Fund.

The full list of Underlying Funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.

Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10% of the Fund’s net assets will uses various analytical tools and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Fund.

The full list of Underlying Funds used by the Fund is included in the Fund’s annual and semi-annual reports and quarterly holdings disclosures.

Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Fund’s risk management strategy. Although up to 20% of the Fund’s assets may be used to implement the risk management strategy, under normal market conditions, it is expected that less than 10%

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and of the Fund’s net assets will be used for the strategy. Milliman uses a proprietary volatility forecasting model to manage the assets allocated to this strategy. As part of the risk management strategy, Milliman will invest the portion of Fund assets not invested in Underlying Funds in exchange-traded futures or options contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures or options contracts) to stabilize the Fund’s overall portfolio volatility and reduce the downside exposure of the Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Fund’s returns without regard to the direction of those changes. Volatility may

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.

Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.

Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both Underlying Funds and result from rapid and dramatic price swings of securities held directly or indirectly by the Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.

Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures or options contracts on that basis. Futures or options contracts can be purchased or sold by the Fund for less than their contract value, allowing an efficient use of Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.

Milliman selects individual futures or options contracts on indices of domestic and foreign markets that it believes are highly correlated to the Fund’s investment exposure. Milliman primarily will buy or sell (short) futures or options contracts on these indices to decrease the Fund’s aggregate economic exposure (from both

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.

Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures or options

Underlying Funds and exchange-traded futures or options) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. Interest rate futures also may be used in an effort to control the volatility of the Fund’s returns and to synthetically earn a yield premium on the Fund’s cash holdings.

Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. The Fund’s investment in exchange-traded futures or options and their resulting costs could limit the upside participation of the Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund
could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.	traded futures or options could potentially reduce the Fund’s net economic exposure to domestic and foreign securities to a substantial degree.

Comparison of Investment Advisers and Sub-Advisers

The below table identifies the investment advisers, sub-advisers and portfolio managers of the Acquired Fund and the Acquiring Fund. As shown in the table below, the Funds have the same investment adviser, sub-advisers and portfolio managers. Lincoln Financial Investments Corporation, the investment adviser for the Funds, will continue to serve as Adviser to the Acquiring Fund after the Reorganization.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Acquired Fund)	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

Investment Adviser	Lincoln Financial Investments Corporation	Lincoln Financial Investments Corporation

Sub-Adviser(s)	BlackRock Investment Management, LLC Milliman Financial Risk Management LLC	BlackRock Investment Management, LLC Milliman Financial Risk Management LLC

Portfolio Manager(s)	LFI Jay Shearon has managed the Acquired Fund since 2017. Alex Zeng, Ph.D., CFA, CAIA has managed the Acquired Fund since 2017. Lu Fan, CFA, has managed the Acquired Fund since 2022.	LFI Jay Shearon has managed the Acquiring Fund since 2017. Alex Zeng, Ph.D., CFA, CAIA; has managed the Acquiring Fund since 2017. Lu Fan, CFA, has managed the Acquiring Fund since 2022.

	BlackRock Suzanne Ly, CFA, FRM, has managed the Acquired Fund since 2025. Peter Tsang has managed the Acquired Fund since 2025.	BlackRock Suzanne Ly, CFA, FRM, has managed the Acquiring Fund since 2025. Peter Tsang has managed the Acquiring Fund since 2025

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (Acquired Fund)	LVIP BlackRock Growth ETF Allocation Managed Risk Fund

Milliman

Jeff Greco, FRM, has managed the Acquired Fund since 2016.

Adam Schenck, CFA, has managed the Acquired Fund since 2016.

Maria Schiopu, CFA, has managed the Acquired Fund since 2021.

Ruby Shi has managed the Acquired Fund since 2019.

Milliman

Jeff Greco, FRM, has managed the Acquiring Fund since 2016.

Adam Schenck, CFA, has managed the Acquiring Fund since 2016.

Maria Schiopu, CFA, has managed the Acquiring Fund since 2021.

Ruby Shi has managed the Acquiring Fund since 2019.

The Adviser

LFI is the investment adviser to the Funds. Pursuant to an investment management agreement, LFI manages the portfolio investments for each series of the Trust and reports to the Board of Trustees. LFI is a registered investment adviser and wholly-owned subsidiary of Lincoln Life. LFI’s address is 150 N. Radnor-Chester Road, Radnor, PA 19087. LFI (or its predecessors) has served as an investment adviser to mutual funds for over 30 years. Lincoln Life is an insurance company organized under Indiana Law and is a wholly-owned subsidiary of Lincoln National Corporation, a publicly-held insurance holding company organized under Indiana law which, through its subsidiaries, provides insurance and financial services nationwide. As of December 31, 2025, LFI had approximately $121.1 billion in assets under management.

The Funds employ a “manager of managers” structure, which means that LFI may delegate the management of some or all of the Funds’ investment portfolios to one or more sub-advisers. To use this structure, the Trust has received an exemptive order from the SEC (Release Nos. 29170 and 29197) to permit the Funds’ investment adviser – with the Board’s approval – to enter into and amend sub-advisory agreements for the Funds without shareholder approval, subject to certain conditions. In addition, the Funds’ investment adviser is not permitted to hire affiliated sub-advisers without shareholder approval. The sub-advisers are paid by LFI from its management fee.

A description of the Acquiring Fund’s portfolio managers is shown below. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of Fund shares.

Jay Shearon is a Portfolio Manager, Vice President, Managing Director and Team Lead for Multi-Asset strategies within LFI. Mr. Shearon joined LFI in 2015 and is a member of LFI’s Investment Committee, Asset Allocation Committee, and Derivatives Committee, among others. Prior to joining LFI, Mr. Shearon was a Senior Portfolio Manager and Executive Director for Morgan Stanley’s Portfolio Advisory Services team and director of the Custom Investment Outsourcing program. Mr. Shearon holds a B.S.B.A. in finance from Shippensburg University and an M.B.A. in finance from the University of Delaware.

Alex Zeng, Ph.D., CFA, CAIA, is a Portfolio Manager, Vice President and Managing Director of LFI. Mr. Zeng joined LFI in 2014 and is a member of LFI’s Investment Committee, Asset Allocation Committee, Derivatives Committee, Risk Committee, and Operating Committee, among others. Prior to joining LFI, Mr. Zeng worked on quantitative research portfolio management and analytics for global equity markets for a registered investment adviser from 2011 to 2014. Mr. Zeng holds a B.S. and M.S. in Civil Engineering from Tsinghua University in Beijing, China, and a Ph.D. in Engineering from the University of Maryland, College Park. He is a Chartered Financial Analyst® (CFA) Charterholder and a Chartered Alternative Investment Analyst® (CAIA) Charterholder.

Lu Fan, CFA, Assistant Vice President & Senior Director, joined Lincoln Financial Group in 2016 and is a member of the Investment Committee, Asset Allocation Committee, Derivatives Committee, and Best Execution Committee. In her current role, Ms. Fan is responsible for providing leadership and functional expertise for continually enhancing the strategy and process of LFI’s global multi-asset risk managed portfolios. Ms. Fan has over 12 years of investment and quantitative research experience. Prior to the current role, she was a quantitative strategist in Market Risk Management team of Lincoln Financial. Prior to joining Lincoln, Ms. Fan was an investment strategist in FIS Group, where she performed portfolio construction and quantitative research for global tactical strategy. Ms. Fan received her Master of Science Degree in Finance from Temple University, and Bachelor of science degree from University of Science and Technology of China. She is a CFA charterholder and is a member of the CFA Society of Philadelphia.

The Acquiring Fund’s Sub-Advisers

BlackRock Investment Management, LLC (“BlackRock”) is located at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock is an indirect, wholly-majority-owned subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States with approximately $508 billion in assets under management as of December 31, 2025.

Suzanne Ly, CFA, FRM, is Global Head of Model Portfolio Management within the Multi-Asset Strategies & Solutions group. The Multi-Asset Strategies & Solutions (MASS) team is the investment group at the heart of BlackRock’s portfolio construction, asset allocation, and active management ecosystem. MASS draws on the full toolkit of BlackRock’s index, factor, and alpha-seeking investment capabilities to deliver precise investment outcomes and cutting-edge alpha insights. MASS constructs active asset allocation strategies and whole portfolio solutions across a wide spectrum of commingled funds, separate accounts, model portfolios, and outsourcing solutions in the wealth and institutional channels. Suzanne went through the Grande Ecole system in France and earned a graduate degree in Business Management from ESSEC Business School.

Peter Tsang, CAIA, is a Director who leads the US Index Asset Allocation team within the MASS PM team for Multi-Asset Strategies & Solutions. The Multi-Asset Strategies & Solutions (MASS) team is the investment group at the heart of BlackRock’s portfolio construction, asset allocation, and active management ecosystem. MASS draws on the full toolkit of BlackRock’s index, factor, and alpha-seeking investment capabilities to deliver precise investment outcomes and cutting-edge alpha insights. MASS constructs active asset allocation strategies and whole portfolio solutions across a wide spectrum of commingled funds, separate accounts, model portfolios, and outsourcing solutions in the wealth and institutional channels. Mr. Tsang earned a BA degree in Economics from UC Berkeley and an MBA degree from Berkeley Haas.

Milliman Financial Risk Management LLC (“Milliman”) is located at 71 S. Wacker Drive, 31st Floor, Chicago, IL 60606. Milliman is a wholly-owned subsidiary of Milliman, Inc. Milliman provides investment advisory, hedging, and consulting services on approximately $224.5 billion in assets as of December 31, 2025.

Jeff Greco, FRM, joined Milliman in 2012 and is Senior Director – Head of Strategy Research with Milliman. Prior to joining Milliman, Mr. Greco was a risk management professional at Citadel LLC. He also serves as an adjunct professor for the University of Chicago’s Financial Mathematics graduate program. Mr. Greco holds a B.S. and M.S. in mathematics from Carnegie Mellon University and a M.S. in applied mathematics from the University of Chicago.

Adam Schenck, CFA, joined Milliman in 2005 and is Managing Director, Director of Portfolio Management. Mr. Schenck holds a B.S. in mathematics and computer science from Eckerd College and a M.S. in financial mathematics from The University of Chicago. He is a Chartered Financial Analyst® (CFA) Charterholder.

Maria Schiopu, CFA, joined Milliman in 2013 and is Senior Director – Head of Portfolio Management with Milliman. Ms. Schiopu holds a B.A. in Mathematics from Northwestern University. She is a Chartered Financial Analyst® (CFA) Charterholder.

Ruby Shi, Portfolio Manager, joined Milliman in 2018. Ms. Shi is responsible for the oversight of the risk management strategy, including the strategy research and model development, of the Lincoln funds. Prior to 2018, Ms. Shi worked as an Assistant Director, Sr Financial Engineer, for Moody’s Analytics and was involved in U.S. residential mortgage back securities valuation and analytics. Ms. Shi holds an

M.P.S in Applied Statistics, Cornell University, a B.S. in Actuarial Science, Curtin University of Technology, and a B.S. in Information and Computer Science, Zhongnan University of Economics and Law. She is also an associate of the Society of Actuaries (ASA) and a member of the American Academy of Actuaries (MAAA).

A discussion regarding the basis for the Board’s approval of the Acquiring Fund’s investment advisory and sub-advisory contracts is available in the Acquiring Fund’s Form N-CSR for the period ended December 31, 2025.

Management and Administrative Fees

For its management services to the Acquiring Fund, LFI is entitled to an advisory fee (as a percentage of average daily net assets) of 0.25% of assets under management per annum. The aggregate advisory fee paid to LFI for the fiscal year ended December 31, 2025 was 0.24% of the Acquiring Fund’s average net assets, net of advisory fee waivers.

Lincoln Life serves as the Administrator of the Trust. The Funds are all subject to the same administration fees. The administrative services provided to the Trust by Lincoln Life include, among others, coordinating all service providers; providing corporate secretary services; providing personnel and office space; providing certain trading operations; maintaining each Fund’s books and records; general accounting monitoring and oversight; preparing of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating filings with the SEC and other federal and state regulatory authorities. As Administrator, Lincoln Life also provides contractholder services, such as responding to operational inquiries from contractholders about accounts and the Funds; processing purchase and redemption orders with the Funds’ transfer agent; providing contractholders with automatic investment services; providing periodic account information to contractholders; interfacing between the Funds’ transfer agent and contractholder activity systems; providing subaccounting with respect to Fund shares; and forwarding communications from the Funds to contractholders. The Trust reimburses Lincoln Life for the cost of administrative, internal legal and corporate secretary services, and pays a fee to Lincoln Life for contractholder services.

Expense Limitation Agreement

LFI has entered into an expense limitation agreement with the Trust which will continue at least through April 30, 2027. Pursuant to that agreement, LFI has generally agreed in respect of certain Funds, including the Acquiring Fund, that, to the extent that the ordinary operating expenses incurred by such a Fund in any fiscal year, including without limitation the advisory fee payable to LFI and amounts payable pursuant to the Trust’s distribution and service plan adopted pursuant to Rule 12b-1 (as described in greater detail below under “Description of the Securities to be Issued”), but excluding interest, taxes, brokerage commissions, underlying fund fees and expenses or “AFFE”, extraordinary expenses such as litigation, and other expenses not incurred in the ordinary course of such Fund’s business, exceed a stated operating expense limit (expressed as a percentage of the average daily net assets of such Fund), such excess amount shall be the liability of LFI.

With respect to the Acquiring Fund, LFI has contractually agreed to reimburse expenses to keep the Acquiring Fund’s expenses (excluding interest, taxes, dividends tied to short sales, brokerage commissions, AFFE, other expenses attributable to, and incurred as a result of, the Fund’s investments, and extraordinary expenses (including litigation expenses) not incurred in the ordinary course of such Fund’s business) at no more than their pro forma levels (0.31% of the Fund’s average daily net assets for the Standard Class and 0.66% of the Fund’s average daily net assets for the Service Class) for at least two years following the closing date of the Reorganization. Operating expenses for the Acquiring Fund may increase after two years if this expense limitation is not renewed or if AFFE (which are excluded from the expense cap) increase.

Comparative Performance Information

The bar charts and tables below provide some indication of the risks of choosing to invest in each Fund. The information shows how each Fund’s investment results have varied from year to year and how the average annual total returns of each Fund’s share classes through December 31, 2025 compare with those of a broad measure of market performance. Past performance is not an indication of future performance.

The bar chart shows performance of the Acquiring Fund and Acquired Fund’s Standard Class shares, but does not reflect the impact of variable contract expenses. If it did, returns would be lower than those shown. Performance in the average annual returns table does not reflect the impact of variable contract expenses. Each Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Acquired Fund: LVIP BlackRock U.S. Growth ETF

Allocation Managed Risk Fund –

Standard Class Performance as of December 31, 2025

During the periods shown in the above chart, the Acquiring Fund’s highest return for a quarter occurred in the fourth quarter of 2023 at 9.63%. The Acquiring Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (9.49)%.

Average Annual Total Returns for periods ended 12/31/25
	1 year	5 years	Since Inception	Inception Date
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund – Standard Class	8.97%	5.86%	6.88%	5/2/2016
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund – Service Class	8.58%	5.49%	6.51%	5/2/2016
Morningstar US Core Bond Index (reflects no deductions for fees, expenses or taxes)	7.12%	(0.43)%	1.69%
BlackRock U.S. Growth ETF Alloc Composite1 (reflects no deductions for fees, expenses or taxes)	11.11%	7.35%	9.19%

[1]

The BlackRock U.S. Growth ETF Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 29% S&P 500® Index , 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400® Index, and 9% Russell 2000® Index. The BlackRock U.S. Growth ETF Allocation Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the BlackRock U.S. Growth ETF Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.

Acquiring Fund: LVIP BlackRock Growth ETF Allocation Managed Risk Fund

Standard Class Performance as of December 31, 2025

During the periods shown in the above chart, the Acquiring Fund’s highest return for a quarter occurred in the fourth quarter of 2023 at 8.90%. The Acquiring Fund’s lowest return for a quarter occurred in the first quarter of 2020 at (10.55)%.

Average Annual Total Returns for periods ended 12/31/25
	1 year	5 years	Since Inception	Inception Date
LVIP BlackRock Growth ETF Allocation Managed Risk Fund – Standard Class	11.17%	5.36%	6.11%	5/2/2016
LVIP BlackRock Growth ETF Allocation Managed Risk Fund – Service Class	10.78%	4.99%	5.74%	5/2/2016
Morningstar US Core Bond Index (reflects no deductions for fees, expenses or taxes)	7.12%	(0.43)%	1.69%
BlackRock Global Growth ETF Alloc Composite1 (reflects no deductions for fees, expenses or taxes)	12.83%	6.49%	8.00%

[1]

The BlackRock Global Growth ETF Allocation Composite, an unmanaged index compiled by the Fund’s Adviser, is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 22% S&P 500® Index, 19% MSCI USA Minimum Volatility Index, 13% MSCI EAFE Minimum Volatility Index, 6% MSCI Emerging Markets Minimum Volatility Index, 5% S&P 400® MidCap Index and 5% Russell 2000® Index. The BlackRock Global Growth ETF Allocation

Composite shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The performance of the BlackRock Global Growth ETF Allocation Composite does not reflect the impact of the risk management strategy used by the Fund. Such strategy would impact the returns shown.

The Acquiring Fund will be the accounting survivor of the Reorganization. The surviving fund will have the portfolio managers, portfolio composition, investment objective, expense structure, and investment policies, strategies and limitations of the Acquiring Fund.

Share Classes and Distribution Arrangements

The Funds each offer two classes of shares: Standard Class and Service Class. The Standard and Service Class shares are identical except that Service Class shares of both the Acquired Fund and Acquiring Fund are subject to a distribution (Rule 12b-1) fee (as disclosed in the “Comparison of Fees and Expenses” table and described above in “Description of the Securities to Be Issued”), which has been adopted pursuant to a distribution and service plan (the “Plan”) ”) and each share class is subject to its own administrative fee schedule. Under the Plan, Service Class shares pay annual amounts not exceeding 0.35% of the average daily net assets of the Service Class shares of each Fund. Each Fund offers shares to insurance companies for allocation to certain of their Accounts. Each Fund pays its principal underwriter, Lincoln Financial Distributors, Inc. (“LFD”), out of the assets of its Service Class, for activities primarily intended to sell Service Class shares or Accounts offering Service Class shares. LFD pays third parties for these sales activities pursuant to written agreements with such parties. The 12b-1 fee may be increased by a Fund’s Board up to the maximum allowed by the Plan, without shareholder approval, in accordance with the Plan’s terms. These fees are paid out of the Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

LFI and its affiliates, including LFD, and/or a Fund’s sub-advisers or underlying funds, if any, or their affiliates, may pay additional compensation (at their own expense and not as a Fund expense) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Fund and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully the disclosure relating to the compensation your financial intermediary receives in connection with the investment products your financial intermediary recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments to a financial intermediary will not change the Fund’s net asset value, or the price of its shares, as such payments are not made from Fund assets. For more information, please see the SAI.

Payments to Broker-Dealers and other Financial Intermediaries

Shares of the Funds are available only through the purchase of Accounts issued by certain life insurance companies. Parties related to a Fund (such as a Fund’s principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include a Fund as an investment option in its Accounts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of Accounts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend Accounts that offer Fund shares. The prospectus or other disclosure documents for the Accounts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary’s website for more information.

Pricing of Fund Shares

Each Fund determines its net asset value per share (“NAV”) as of close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. New York time, each business day). A Fund’s NAV is the value of a single Fund share. Each Fund determines its NAV by adding the values of its portfolio securities and other assets, subtracting its liabilities, and dividing by the number of Fund shares outstanding. An order for Fund shares received after the close of regular trading on the NYSE will be effected at the NAV determined on the next business day. A Fund’s portfolio securities may be traded in other markets on days when the NYSE is closed. Therefore, a Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

Fund Assets Other Than Underlying Funds. Each Fund typically values its assets based on “market price.” Market price for equities is typically the security’s last sale price on a national securities exchange or over-the-counter, and for debt securities is typically the mean between the bid and ask prices (or the price established by an independent pricing service). Certain short-term fixed income securities are valued based on “amortized cost.”

In certain circumstances, the Fund’s adviser, LFI, may value Fund portfolio securities at “fair value” in accordance with applicable fair value procedures. The fair value of portfolio securities may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments, and a security’s fair value price may be materially different than the value realized upon the sale of that security. LFI’s role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance. Each fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. A Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets, if applicable, because, among other things, most foreign markets close well before the Fund determines its NAV. The earlier close of these non-U.S. markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. If a Fund invests in foreign equity securities, it may frequently value many of those securities using fair value prices based on third party vendor modeling tools to the extent available.

Underlying Fund Assets. If a Fund invests in one or more mutual funds, the Fund values underlying mutual fund shares at their respective NAVs. For more information regarding the determination of a mutual fund’s NAV, including when the mutual fund will fair value its portfolio securities and the effects of using fair value pricing, see the mutual fund’s prospectus and SAI.

Tax Information

In general, Contract Owners are taxed only on Fund amounts they withdraw from their variable accounts. Contract Owners should consult their contract Prospectus for more information on the federal income tax consequences to them regarding their indirect investment in a Fund. Contract Owners also may wish to consult with their own tax advisors as to the tax consequences of investments in variable contracts and a Fund, including application of state and local taxes.

Purchase and Sale of Fund Shares

The Funds’ distribution, purchase, and redemption procedures and exchange rights are identical. Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by Lincoln Life and Lincoln New York, and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding each Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Trust.

A Fund sells and redeems its shares, without charge, at their NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of Fund shares redeemed may be more or less than original cost. A Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, a Fund may suspend redemptions or postpone payments for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of NAV, is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

A Fund typically expects to pay redemption proceeds using holdings of cash in the Fund’s portfolio, or using the proceeds from sales of portfolio securities. To a lesser extent, the Fund also may use borrowing arrangements to meet redemption requests. Borrowing is typically expected to be used only during stressed or abnormal market conditions, when an increased portion of the Fund’s holdings may be comprised of less liquid investments, or during emergency or temporary circumstances.

Market Timing

Frequent, large, or short-term purchases, redemptions or transfers such as those associated with “market timing” transactions, may adversely affect a Fund and its investment returns. These transactions may dilute the value of Fund shares, interfere with the efficient management of a Fund’s portfolio, and increase a Fund’s brokerage and administrative costs. As a result, the Funds strongly discourage such trading activity. To protect the Funds and their shareholders from potentially harmful trading activity, the Board has approved certain market timing policies and procedures (the “Market Timing Procedures”). The Board may revise the Market Timing Procedures at any time and without prior notice.

Investors may seek to exploit delays between a change in the value of a Fund’s portfolio holdings, and the time when that change is reflected in the NAV of the Fund’s shares by purchasing or redeeming shares at NAVs that do not reflect appropriate fair value prices. This risk is more pronounced for funds investing in overseas markets, due to the time differential in pricing between U.S. and overseas markets, and thinly traded securities. Each Fund seeks to deter and prevent this activity by the appropriate use of “fair value” pricing of a Fund’s portfolio securities.

Each Fund seeks to monitor shareholder account activities in order to detect and prevent excessive and disruptive trading practices. Each Fund and LFI each reserve the right to reject, restrict, or refuse any purchase order (including exchanges) from any investor, if, in the judgment of a Fund or LFI, the transaction may adversely affect a Fund or its shareholders.

Each Fund has entered into agreements with each insurance company that holds Fund shares to help detect and prevent market timing. Under the agreements, an insurance company may be required to (i) provide certain identifying and account information regarding Contract Owners who invest in Fund shares through the omnibus account; and (ii) restrict further purchases or exchanges of Fund shares by a Contract Owner whom the Fund has identified as a market timer.

Each Fund also may rely on frequent trading policies established by such insurance companies. If a Fund detects potential market timing, the Fund will contact the applicable insurance company and may ask the insurance company to take additional action, if appropriate, based on the particular circumstances.

Fund investors seeking to engage in market timing may deploy a variety of strategies to avoid detection. In addition, Fund shares may be held through omnibus accounts, which generally do not identify trading activity of Fund investors on an individual basis. As a result of these and other operational or technological limitations, there is no guarantee that a Fund will be able to identify or prevent market timing. Moreover, the identification of Fund investors determined to engage in transactions that may adversely affect the Fund or its investors involves judgments that are inherently subjective.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Distribution Policy and Federal Tax Consequences

The Funds have identical distribution policies and federal income tax considerations. Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code, which requires annual distributions of net investment income and net capital gains to shareholders. Distributions may not be paid in the year a Fund earns income or gains. Each Fund may distribute net realized capital gains only once a year. Net investment income and capital gain distributions will be automatically reinvested in additional Fund shares of the same class at no charge.

Since individual Contract Owners are generally not treated as shareholders of the Funds, no discussion is included regarding the federal income tax consequences at the Contract Owner level. In general, Contract Owners are taxed only on Fund amounts they withdraw from their Accounts. See the prospectus for your variable contract for further federal income tax information.

The Reorganization is conditioned upon, among other things, the receipt of an opinion of counsel to the effect that the Reorganization will not be a taxable event to Contract Owners.

Comparison of Business Structures, Shareholder Rights, and Applicable Law

Each Fund is a series of the Trust, a Delaware statutory trust. The Trust is an open-end management investment company. The Trust’s Board is responsible for the overall management of the Trust and each of its series (the “funds”). The Trust issues shares of beneficial interest that are currently divided among 114 distinct funds.

The operations of each Fund are governed by the Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) and By-Laws, each as amended. The operations of each Fund are also governed by applicable Delaware law and are subject to the provisions of the 1940 Act and the roles and regulations of the SEC thereunder.

Fiscal Year

The Acquiring Fund has the same fiscal year as the Acquired Fund: December 31.

The financial highlights of the Acquired and Acquiring Funds are included in Exhibit D.

Description of the Securities to be Issued

The shareholders of the Acquired Fund will receive shares of the Acquiring Fund in accordance with the procedures provided for in the Agreement and Plan of Reorganization. Each such share will be validly issued, fully paid and non-assessable by the Trust when issued and will have no preemptive or conversion rights.

The Acquiring Fund is a series of the Trust. The Trust may issue an unlimited number of authorized shares of beneficial interest, with no par value. The Declaration of Trust authorizes the Board to issue shares in different series and classes. In addition, the Declaration of Trust authorizes the Board to create new series and to name the rights and preferences of the shareholders of each series. The Board does not need additional shareholder action to divide the shares into separate series or classes or to name the shareholders’ rights and preferences.

The Trust currently offers Standard Class, Standard Class II and Service Class shares. However, the Acquiring Fund currently offers only Standard Class and Service Class shares. Trust has adopted, in the manner prescribed under Rule 12b-1 under the 1940 Act, a plan of distribution pertaining to the Service Class shares of the Acquiring Fund. Pursuant to this plan, the Acquiring Fund pays its principal underwriter, Lincoln Financial Distributors, Inc., out of the assets of the Service Class, for activities primarily intended to sell Service Class shares or Accounts offering Service Class shares. The maximum distribution and/or service (12b-1) fee for the Acquiring Fund’s Service Class shares is equal to an annual rate of 0.35% of the average daily net assets attributable to such share class. As with the 12b-1 fees paid by Service Class shares of the Acquired Fund, these distribution/service fees are paid out of the Acquiring Fund’s Service Class assets on an ongoing basis, and over time will increase the cost of your investment and may cost you more than other types of sales charges.

Security Ownership of Certain Beneficial Owners

Because the Funds are available as investments for Accounts offered by certain life insurance companies, the insurance companies could be deemed to control the voting securities of each Fund (i.e., by owning more than 25%).

For the Funds, the insurance companies include, without limitation, (1) Lincoln Life, an Indiana insurance company, at 1301 South Harrison Street, Fort Wayne, IN 46802; and (2) Lincoln New York, a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802.

As of the Record Date, there were no beneficial owners of the Acquired Fund or Acquiring Fund that held 5% or more (or 25% or more) of the respective Fund’s outstanding shares, except for the insurance company shareholders.

As of the Record Date, the trustees and officers of the Acquired Fund as a group owned less than 1% of the total outstanding shares of the Acquired Fund. As of the Record Date, the trustees and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund.

Any fund of funds would exercise voting rights attributable to ownership of shares of the Funds in accordance with the proxy voting policies established by such fund of funds.

Potential Benefits of the Reorganization to LFI and its Affiliates

LFI may realize benefits in connection with the Reorganization. For example, the profitability from the fees payable to LFI and its affiliates in connection with the Acquiring Fund may be higher than the profits derived from the fees paid by the Acquired Fund. This could have a positive impact on Lincoln Life’s profitability and/or financial position.

CAPITALIZATION

The following tables set forth, for the Reorganization, the total net assets, number of shares outstanding and net asset value per share of each Fund. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund after it has combined with the Acquired Fund. Pro forma adjustments reflect changes in share amounts due to the Funds’ differing net asset values per share. The following tables are as of July 1, 2026, and assume that the Reorganization has taken place as of that date.

The capitalizations will be different on the Closing Date based on various factors, such as daily Fund share purchase, redemption, and market activity.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund	Pro Forma Adjustments[1]	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (pro forma)
Net Assets
Standard Class	$33,310,175	$72,633,744	$—	$105,943,919
Service Class	$568,182,482	$384,489,339	$—	$952,671,821
Total	$601,492,657	$457,123,083	$—	$1,058,615,740
Net Asset Value Per Share
Standard Class	$15.597	$14.423	$—	$14.423
Service Class	$15.536	$14.374	$—	$14.374
Shares Outstanding
Standard Class	2,135,678	5,035,966	173,840	7,345,484
Service Class	36,571,993	26,748,945	2,956,495	66,277,433

1.

Pro forma adjustments to shares outstanding reflect changes in share amounts due to the Funds’ differing net asset values per share as of July 1, 2026. The Reorganization is expected to occur on or about October 9, 2026, at which time the results would be reflective of the actual composition of net asset values per share as of that date.

It is anticipated that approximately 20% of the Acquired Fund’s holdings will be sold in advance of the Reorganization, with the proceeds to be transferred to the Acquiring Fund along with the Acquired Fund’s other assets, in each case, to be invested in accordance with the Acquiring Fund’s principal investment strategies. As a result, it is expected that the Acquiring Fund’s portfolio post-Reorganization will resemble as nearly as possible the Acquiring Fund’s portfolio pre-Reorganization. Because LFI has agreed to pay for these costs, the Acquiring Fund is not expected to incur brokerage commissions in connection with investing the proceeds of the Reorganization.

The Acquired Fund’s portfolio turnover related to liquidating its portfolio in the Reorganization would have resulted in realized gain of approximately $239,432,736 for financial reporting purposes and a gain of $229,445,649 on a tax basis if the securities had been sold as of July 1, 2026. Pre-Reorganization portfolio turnover of the Acquired Fund may result in a dividend and/or distribution to the Acquired Fund’s shareholders. Post-Reorganization portfolio turnover may result in a dividend and/or distribution to the Acquiring Fund’s shareholders after the Reorganization. Such dividend and/or distribution is not expected to be taxable to Contract Owners for U.S. federal income tax purposes.

TERMS OF THE AGREEMENT AND PLAN OF REORGANIZATION

The terms and conditions under which the Reorganization would be completed are contained in the Agreement and Plan of Reorganization. The following summary thereof is qualified in its entirety by reference to the Agreement and Plan of Reorganization, a form of which is included in Exhibit A.

In the Reorganization, the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Agreement and Plan of Reorganization further provides that, on or as promptly as reasonably practicable after the Closing Date, the Acquired Fund will distribute the Acquiring Fund Shares it receives in the Reorganization to its shareholders (for the benefit of the separate accounts, as applicable, and thus the Contract Owners). The number of full and fractional Acquiring Fund Shares each shareholder will receive will be equal in net asset value (as determined in accordance with the Trust’s normal valuation procedures), as of immediately after the close of business (generally 4:00 p.m., Eastern time) on the Closing Date, to the Acquired Fund Shares the shareholder holds at that time. After that distribution to the Acquired Fund’s shareholders, the Trust, on behalf of the Acquired Fund, will effect a complete termination of the Acquired Fund.

The Trust may terminate or delay the Agreement and Plan of Reorganization with respect to, and abandon or postpone, the Reorganization at any time prior to the Closing Date, if circumstances develop that make proceeding with the Reorganization inadvisable. The consummation of the Reorganization also is subject to various conditions, including receipt of a tax opinion, completion of all filings with, and receipt of all necessary approvals, if any, from the SEC, and other customary corporate and securities matters. Subject to the satisfaction of those conditions, the Reorganization will take place immediately after the close of business on the Closing Date.

The Board, including a majority of the Independent Trustees, approved the Reorganization after carefully considering the factors described in the section above entitled “Board Considerations” and concluding that participation in the Reorganization is in the best interests of the Acquired Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization.

LFI will pay for the costs of the Reorganization, such as printing and mailing, legal, accounting, proxy solicitation, and brokerage costs. These costs are estimated to be approximately $108,000.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [XX, 2026] by Lincoln Variable Insurance Products Trust (the “Trust”), a Delaware statutory trust with its principal place of business at 1301 S. Harrison Street, Fort Wayne, Indiana 46802, on behalf of each of its series funds listed in Exhibit A hereto (the “Acquiring Fund” or “Acquired Fund,” as applicable), with respect to the reorganization transaction described herein. Lincoln Financial Investments Corporation (“LFI”) is a party to this agreement solely for purposes of section 10.2 hereof.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986 (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund as shown in Exhibit A hereto (the “Acquiring Fund Shares”), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, as described in paragraph 1.3 herein, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and Acquiring Fund are separate investment series of a registered open-end investment management company and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest; and

WHEREAS, the Board of Trustees of the Trust has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Board of Trustees of the Trust has also determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of the liabilities of the Acquired Fund by the Acquiring Fund, as described in paragraph 1.3 herein, is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the Trust, on behalf of the Acquiring Fund and the Acquired Fund, respectively, hereby covenants and agrees as follows:

1. TRANSFER OF ASSETS AND LIABILITIES OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, AND THE LIQUIDATION OF THE ACQUIRED FUND

1.1. Subject to the requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its respective assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares as of the time and date set forth in paragraph 2.1 and (ii) to assume the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing”).

1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued) and dividends or interest receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided for in paragraph 3.1 (the “Closing Date”) (collectively, “Assets”).

1.3. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund. The Acquired Fund shall deliver to the Acquiring Fund the Acquired Fund’s Statement of Assets and Liabilities as of the Closing Date pursuant to paragraph 7.2 hereof.

1.4. On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its respective shareholders of record one or more dividends and/or other distributions so that it will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.5. Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will: (i) distribute to the Acquired Fund’s shareholders of record with respect to the classes of shares listed in Exhibit A, determined as of immediately after the close of business on the Closing Date (after giving effect to all redemptions received in good order on the Closing Date), on a pro rata basis within each class, the Acquiring Fund Shares of the class received by the Acquired Fund pursuant to paragraph 1.1 (as listed in Exhibit A) and (ii) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the shareholders of record of each class of the Acquired Fund’s shares, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”). The aggregate net asset value of such classes of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall, with respect to each class, be equal to the aggregate net asset value of the Acquired Fund shares of that class owned by such shareholders on the Closing Date. All issued and outstanding classes of Acquired Fund shares as listed in

Exhibit A will simultaneously be canceled on the books of the Acquired Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.6. Ownership of Acquiring Fund Shares of the Acquiring Fund will be shown on its books. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund’s current prospectus.

1.7. Any reporting responsibility of an Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.8. As soon as reasonably practicable after the Closing Date, the Acquired Fund shall make all filings and take all steps as shall be necessary and proper to effect its complete dissolution.

2. VALUATION

2.1. The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange (and after the declaration of any dividends and after giving effect to all redemptions received in good order on the Closing Date) (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Trust’s Amended and Restated Agreement and Declaration of Trust and then-current prospectus and statement of additional information with respect to the relevant Acquiring Fund, and valuation procedures established by the Trust’s Board of Trustees (the “Board”).

2.2. All computations of value shall be made by the Trust’s accounting agent and shall be subject to review by the Trust’s independent registered public accounting firm.

3. CLOSING AND CLOSING DATE

3.1. The Closing Date shall be [XXXXX XX, 2026], or such other date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of the Trust or at such other time and/or place as the parties may agree.

3.2. The Trust shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (i) the Assets have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date; and (ii) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the Assets of the Acquiring Fund for examination no later than five business days preceding the Closing Date, and shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Trust, on behalf of the Acquired Fund, shall direct the Custodian to deliver as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940 (the “1940 Act”)) in which the Assets are deposited, the Acquired Fund’s portfolio securities and instruments deposited with such depositories. The cash to be transferred by an Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3. The Trust shall direct The Lincoln National Life Insurance Company, as transfer agent for the Acquired Fund (the “Transfer Agent”), to deliver at the Closing a certificate of an authorized officer stating that: (i) its records contain the names and addresses of the Acquired Fund Shareholders, and (ii) the number and percentage ownership of outstanding shares (of the classes listed in Exhibit A) owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Trust that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4. In the event that on the Valuation Date: (a) the New York Stock Exchange or another primary trading market for portfolio securities of an Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4. REPRESENTATIONS AND WARRANTIES

4.1. The Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and

Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws, to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b) The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933 (the “1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934 (the “1934 Act”), and the 1940 Act and such as may be required by state securities or blue sky laws;

(d) The current prospectuses and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used during the three years previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not, or did not at the time of its use, include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Acquired Fund will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) No Acquired Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, other than as disclosed to the Acquiring Fund;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures and forward contracts) will terminate without liability, or will be continued with respect to each such Acquired Fund as of the Closing Date;

(h) Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquired Fund, or any of the Trust’s or an Acquired Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Except as otherwise disclosed in writing by the Trust, on behalf of the Acquiring Fund, the Trust knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of December 31, 2025, and the related Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the periods then ended, have been audited by Ernst & Young, an independent registered public accounting firm, included in its report dated February 26, 2026, and are in accordance with generally accepted accounting principles (“U.S. GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date, and the results of its operations and the changes in its net assets for the year then ended, in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with U.S. GAAP as of such date not disclosed therein;

(j) If the Closing Date occurs during the second half of a calendar year, the Trust, on behalf of the Acquiring Fund, has been furnished with an unaudited Statement of Assets and Liabilities and Portfolio of Investments of the Acquired Fund as of June 30 of such calendar year, and the related unaudited Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the six-month period then ended. These statements are in accordance with U.S. GAAP and present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with U.S. GAAP, and there are no known material contingent liabilities of any Acquired Fund as of such date not disclosed therein;

(k) Since December 31, 2025, there have not been any material adverse changes in any Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by an Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, in each case except as otherwise disclosed to the Acquiring Fund (for the purposes of this subparagraph (k), a decline in net asset value per share of an Acquired Fund due to declines in market values of securities in such Acquired Fund’s portfolio, the discharge of such Acquired Fund’s liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change);

(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(m) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, and has been (or will be) eligible to and has computed (or will compute) its federal income tax under Section 852 of the Code and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that will have accrued through the Closing Date;

(n) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Trust, and have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 of this Agreement. The Acquired Fund has no outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any Acquired Fund shares;

(o) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Board of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of such Acquired Fund, enforceable against such Acquired Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(p) The information to be furnished by the Acquired Fund for use in the registration statement and other documents filed or to be filed by the Trust with any federal, state or local regulatory authority that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects.

4.2. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, with power under the Trust’s Amended and Restated Agreement and Declaration of Trust and its Amended and Restated By-Laws to own all of its properties and assets and to carry on its business as it is presently being conducted;

(b) The Trust is a registered open-end investment management company, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act, is, or will be as of the Closing Date, in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by an Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectuses and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) No Acquiring Fund is engaged currently, and the execution, delivery and performance of this Agreement will not result, in: (i) a material violation of the Trust’s Amended and Restated Agreement and Declaration of Trust or its Amended and Restated By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund; or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, other than as disclosed to the Acquired Fund;

(f) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the best of its knowledge, threatened against the Trust, an Acquiring Fund, or any of the Trust’s or an Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(g) All issued and outstanding shares of the Acquiring Fund are, and on the Closing Date will be duly and validly issued and outstanding, fully paid and non-assessable by the Trust and will be offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(h) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable against such Acquiring Fund in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(i) The Acquiring Fund Shares to be issued and delivered to an Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement (as listed in Exhibit A), will, on the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable;

(j) The Trust is not under the jurisdiction of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(k) No Acquiring Fund has any unamortized or unpaid organizational fees or expenses;

(l) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns; and

(m) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will be eligible to do so and will do so for the taxable year including the Closing Date.

5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. The Acquiring Fund and the Acquired Fund will each operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include, without limitation, purchases and sales of portfolio securities, sales and redemptions of Acquired Fund shares, and the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder (as listed in Exhibit A) are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3. The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

5.4. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5. As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares (as listed in Exhibit A) received at the Closing.

5.6. The Acquiring Fund and the Acquired Fund shall use commercially reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as reasonably practicable.

5.7. The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time after the Closing, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm: (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund’s Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the Assets.

5.8. The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1. All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2. The Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in its name by its President or a Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3. The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to complete the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1. All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of portfolio securities of the Acquired Fund showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust;

7.3. The Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President and its

Treasurer or Assistant Treasurer, in form and substance satisfactory to the Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are, in all material respects, true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date; and

7.5. The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares of each class to be issued in connection with the Reorganization (as listed in Exhibit A) after such number has been calculated in accordance with paragraph 1.1 of this Agreement.

7.6. Prior to the Closing Date, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing: (i) all of the Acquired Fund’s investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and all of its net realized capital gains for the taxable year ending on the Closing Date (computed without regard to any deduction for dividends paid); and (ii) any undistributed investment company taxable income (plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code) and net realized capital gains from any prior period to the extent not otherwise already distributed.

7.7. The Trust, on behalf of the Acquired Fund, shall have furnished to the Acquiring Fund, a certificate, signed by the President or any Vice President and the Treasurer or any Assistant Treasurer of the Trust, as to the adjusted tax basis in the hands of the Acquired Fund of the securities delivered to an Acquiring Fund pursuant to this Agreement computed in accordance with applicable sections of the Code and, with respect to securities, showing a breakdown by purchase lot.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or with respect to the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.2. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of any Acquiring Fund or Acquired Fund, provided that either party hereto may for itself waive any of such conditions; and

8.3. The parties shall have received one or more opinions of Dechert LLP, dated on or before the Closing Date, substantially to the effect that, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for United States federal income tax purposes with respect to contract owners whose contract values are determined by investment in shares of the Acquired Fund (the “Tax Opinions”). For purposes of rendering the Tax Opinions, Dechert LLP may rely exclusively and without independent verification, as to factual matters, on the statements made in the Plan, the information statement/prospectus and statement of additional information included in the registration statement filed on Form N-14 by Lincoln Variable Insurance Products Trust under the 1933 Act with respect to the Reorganization, as well as upon such other written representations verified as of the Closing Date. Notwithstanding anything herein to the contrary, the parties may not waive the condition set forth in this paragraph.

9. INDEMNIFICATION

9.1. The Trust, out of the Acquiring Fund’s assets and property, agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by any Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

9.2. The Trust, out of the Acquired Fund’s assets and property, agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which an Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. BROKERAGE FEES AND EXPENSES

10.1. The Trust, on behalf of the Acquiring Fund and the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2. LFI shall bear the costs related to the Reorganization, including brokerage costs, legal fees and accounting fees with respect to the Reorganization, and all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1. The Trust agrees that it has not made any representation, warranty or covenant, on behalf of the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12. TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of the Trust’s Board, on behalf of either an Acquiring Fund or an Acquired Fund, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of the Board, make proceeding with the Agreement inadvisable.

13. AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Trust, on behalf of either an Acquiring Fund or an Acquired Fund.

14. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the Funds at:

Lincoln Variable Insurance Products Trust

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: Gordon Huellmantel

With copies to:

Lincoln Financial Investments Corporation

150 N. Radnor Chester Road

Radnor, PA 19087

Attn: [  ], Chief Counsel, Funds Management

15. HEADINGS; COUNTERPARTS; GOVERNING LAW

15.1. The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

15.3. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Lincoln Variable Insurance Products Trust, on behalf of the Funds listed in Exhibit A

By:
Name:	Gordon Huellmantel
Title:	Senior Vice President

Lincoln Financial Investments Corporation, (solely for purposes of section 10.2)

By:
Name:	Gordon Huellmantel
Title:	Senior Vice President

Exhibit A

Acquired Fund	Acquiring Fund
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund)

Standard Class	Standard Class

Service Class	Service Class

EXHIBIT B

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each of the Funds has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of a Fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. In effecting its fundamental policies and investment restrictions, each Fund will look through to the portfolio holdings of any underlying funds in which it invests. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the portfolio (except for fundamental investment restriction 2 regarding borrowing).

Each Fund may not:

1.

Make investments that will result in the concentration — as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof — of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2.	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3.

Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4.

Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.

Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6.

Make loans of any security or make any other loan if, as a result, more than 33 1∕3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

B-1

7.

With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.

The Securities and Exchange Commission’s (“SEC”) staff has taken the position that, for purposes of the concentration disclosure requirement, a fund investing more than 25% of its assets in an industry may be concentrating in that industry. See Registration Form Used by Open-End Management Investment Companies, Investment Company Act Release No. 23064 (Mar. 13, 1998), at note 163. Notwithstanding fundamental investment restriction 1 above, a Fund may concentrate in a particular industry to the extent that such concentration results from the Fund’s tracking or replication of an index.

The 1940 Act generally permits an open-end fund to borrow money in amounts of up to one-third of the fund’s total assets from banks, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act generally requires an open-end fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage generally means the ratio that the value of a fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

“Senior securities” are generally fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act generally prohibits an open-end fund from issuing senior securities, except that a fund may borrow money in amounts of up to one-third of the fund’s total assets from banks. A fund also may borrow an amount equal to up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings would not be considered senior securities.

B-2

EXHIBIT C

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Investment Objective and Principal Investment Strategies

The investment objective of the Acquiring Fund is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital. The objective is non-fundamental and may be changed without shareholder approval.

The Acquiring Fund operates under a “fund of funds” structure. The Acquiring Fund, under normal circumstances, invests substantially all of its assets in iShares exchange-traded funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs. The Underlying ETFs, in turn, invest in equity securities (stocks) and/or fixed income securities (bonds). The Underlying ETF strategy is sub-advised by BlackRock Investment Management, LLC (“BlackRock”). The Underlying ETFs are managed by BlackRock Fund Advisors.

The Acquiring Fund also seeks to stabilize its overall portfolio volatility and reduce downside exposure with a risk management strategy. This is a type of risk management sometimes referred to as an “overlay” because the risk management portion of the portfolio supplements the Acquiring Fund’s main investment portfolio.

Underlying ETF Allocation Strategy. Under normal circumstances, approximately 70% of the Acquiring Fund’s Underlying ETF assets are invested primarily in equity securities (stocks) and approximately 30% of the Acquiring Fund’s Underlying ETF assets are invested primarily in fixed income securities (bonds).

BlackRock develops the Acquiring Fund’s asset allocation strategy based on the Acquiring Fund’s investment objective. The Acquiring Fund allocates a substantial portion of its assets in Underlying Funds employing a passive investment style (i.e., index funds) or a multi-factor style. The Acquiring Fund’s largest allocation is to Underlying ETFs that invest primarily in domestic and foreign equity securities, including securities of small- and medium-capitalization companies and those with growth and value characteristics. Small-capitalization companies generally include companies with market capitalizations similar to those within the Russell 2000® Index or a similar broad-based index, and medium-capitalization companies generally include companies with market capitalizations similar to those within the Russell MidCap® Index or a similar broad-based index. The foreign equity securities held by the Underlying ETFs may include companies in emerging markets. The Acquiring Fund normally maintains investment exposure to at least three countries outside of the U.S. Typically, the Acquiring Fund invests in a larger number of different countries, including the United States. The Acquiring Fund is not required to allocate its investments in any set percentages in any particular countries.

A smaller allocation will be made to Underlying ETFs that invest primarily in domestic and foreign fixed income securities, including mortgage-backed securities, high yield securities (otherwise known as “junk” bonds), and securities backed by the U.S. Treasury.

The financial instruments that are intended to provide exposure similar to the exposure to the Underlying ETFs may include, among other instruments, futures, options, swaps, structured notes and other derivatives. As a result of the Acquiring Fund’s use of futures, options, swaps, structured notes and other derivatives, the Acquiring Fund may also hold U.S. Treasury, short term, or other fixed income investments, including loans and notes to address regulatory requirements.

On at least an annual basis, BlackRock will reassess and may make revisions in the Acquiring Fund’s asset allocation strategy consistent with the Acquiring Fund’s investment strategy and objective, including revising the weightings among the investments described above and adding or removing Underlying ETFs from the asset allocation strategy. The Adviser will also periodically rebalance the weightings in the Underlying ETFs to the current asset allocation strategy. In general, the Adviser does not anticipate making frequent changes in the asset allocation strategy and will not attempt to time the market. The Adviser uses various analytical tools and third-party research to construct the portfolio. The Underlying ETF selection is made based on the Acquiring Fund’s particular asset allocation strategy, the Adviser’s desired asset class exposures, and the investment styles and performance of the Underlying ETFs. The Adviser also considers the portfolio characteristics and risk profile for each Underlying ETF over various periods and market environments to assess each Underlying ETF’s suitability as an investment for the Acquiring Fund. The full list of underlying funds used by the Acquiring Fund is included in the Acquiring Fund’s annual and semi-annual reports and quarterly holdings disclosures.

Growth Stocks: Growth stocks are stocks of companies that appear to offer superior opportunities for growth of capital. Growth companies typically pay little or no dividends.

Value Stocks: Value stocks are stocks of companies that appear undervalued according to certain financial measurements of their intrinsic worth, such as price-to-earnings or price-to-book ratios. Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

Fixed Income Investments (bonds): Investment grade bonds include securities issued and guaranteed by the U.S. and other governments, securities backed by mortgages, and other assets and securities that are rated Baa by Moody’s Investors Service or BBB- by Standard & Poor’s Corporation or are unrated but determined to be of equivalent quality by the Underlying ETFs’ investment adviser. Below investment grade bonds include high yield securities (otherwise known as “junk” bonds) and are rated to be of lower credit quality than investment grade bonds.

Foreign Securities: Foreign (international) securities are securities of companies organized, or having a majority of their assets, or earning a majority of their operating income, outside of the U.S. Emerging market stocks are issued by companies from an emerging country that may have an unstable government, an economy based on only a few industries and/or securities markets that may have limited liquidity.

The full list of Underlying Funds used by the Acquiring Fund is included in the Acquiring Fund’s annual and semi-annual reports and quarterly holdings disclosures.

Risk Management Strategy. Milliman Financial Risk Management LLC (“Milliman” or “overlay manager”) implements the Acquiring Fund’s the risk management strategy. Although up to 20% of the Acquiring Fund’s assets may be used to implement the risk management strategy, under normal market conditions it is expected that less than 10% of the Acquiring Fund’s assets will be used for the strategy. While the Adviser maintains overall responsibility for determining the maximum amount of the Acquiring Fund’s assets which may be used in the risk management strategy, Milliman will determine the specific amount of the Acquiring Fund’s assets to be used on a daily basis. Milliman will be responsible for the day-to-day trading of assets within the risk management strategy as well as the maintenance of the model used in managing the strategy. The Adviser will remain responsible for the oversight of Milliman’s activities, including the approval of any significant changes to the model. As part of the risk management strategy, Milliman will invest the portion of Acquiring Fund assets not invested in Underlying Funds in exchange-traded futures contracts, cash collateral to support these contracts and/or high-quality short-term money market investments. Milliman also may use interest rate futures as part of the risk management strategy.

The risk management strategy consists of using hedging instruments (short or long positions in exchange-traded futures contracts) to stabilize the Acquiring Fund’s overall portfolio volatility and reduce the downside exposure of the Acquiring Fund during significant market downturns. “Volatility” in this context is a statistical measurement of the frequency and level of changes in the Acquiring Fund’s returns without regard to the direction of those changes. Volatility may result from rapid and dramatic price swings of securities held directly or indirectly by the Acquiring Fund. Parameterization and implementation of the volatility forecasting model may be adjusted based upon changes in market conditions.

Milliman uses a proprietary model to monitor and forecast volatility and will adjust the level of exchange-traded futures contracts on that basis. Milliman also adjusts futures positions to realign individual hedges when the Adviser rebalances the portfolio’s asset allocation among Underlying Funds. A futures contract is an agreement between two parties to buy or sell a financial instrument for a set price on a future date. Futures contracts can be purchased or sold by the Acquiring Fund for less than their contract value, allowing an efficient use of Acquiring Fund assets for the risk management strategy. The risk management strategy is separate and distinct from any riders or features of your insurance contract.

Milliman selects individual futures contracts on indices of domestic and foreign markets that it believes are highly correlated to the Acquiring Fund’s investment exposure. Milliman will primarily buy or sell (short) futures contracts on these indices to decrease the Acquiring Fund’s aggregate economic exposure (from both Underlying

Funds and exchange-traded futures) based upon Milliman’s evaluation of market volatility and downside market risk. Short futures contracts increase in value as domestic and/or foreign markets decline. Milliman will seek to hedge currency risks involved in the foreign futures contracts primarily through the use of exchange-traded currency futures contracts. In addition, under certain market conditions, Milliman may purchase or sell exchange-traded interest rate futures to manage interest rate risks in the portfolio. Interest rate futures may be used in an effort to control the volatility of the Acquiring Fund’s returns and to synthetically earn a yield premium on the Acquiring Fund’s cash holdings.

Even in periods of low volatility in the markets, Milliman will continue to use the hedging techniques designed to preserve gains in favorable market conditions and reduce losses in adverse market conditions. During or after severe market downturns, however, Milliman will look to harvest gains on the Acquiring Fund’s short futures positions and the amount of short futures held by the Acquiring Fund will then decrease. The amount of exchange-traded futures in the Acquiring Fund will fluctuate daily based upon market conditions.

The Acquiring Fund may be required to own cash or other liquid assets and post these assets with a broker as collateral to cover its obligation under the futures contracts. The Acquiring Fund’s investment in these exchange-traded futures and their resulting costs could limit the upside participation of the Acquiring Fund in strong, appreciating markets relative to unhedged funds. In situations of extreme market volatility, the short positions held in exchange-traded futures could potentially reduce the Acquiring Fund’s net economic exposure to domestic and foreign securities to a substantial degree.

The Acquiring Fund’s Board of Trustees may change the Acquiring Fund’s investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

EXHIBIT D

FINANCIAL HIGHLIGHTS

ACQUIRED FUND

The financial highlights tables are intended to help you understand the financial performance of the Acquired Fund’s Standard class and Service class shares for the past five years or since their inception (as applicable). Certain information reflects financial results for a single Acquired Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by LFI, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Acquired Fund’s Independent Registered Public Accounting Firm, whose report, along with the Acquired Fund’s financial statements, is included in the Form N-CSR dated December 31, 2025, which is available upon request. The Acquired Fund’s Form N-CSR has been incorporated by reference into the SAI.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$13.930	$12.557	$11.387	$14.317	$13.260
Income (loss) from investment operations:
Net investment income[1]	0.272	0.262	0.229	0.179	0.144
Net realized and unrealized gain (loss)	0.973	1.422	1.179	(2.546)	1.773

Total from investment operations	1.245	1.684	1.408	(2.367)	1.917

Less dividends and distributions from:
Net investment income	(0.273)	(0.273)	(0.238)	(0.175)	(0.176)
Net realized gain	(0.362)	(0.038)	—	(0.388)	(0.684)

Total dividends and distributions	(0.635)	(0.311)	(0.238)	(0.563)	(0.860)

Net asset value, end of period	$14.540	$13.930	$12.557	$11.387	$14.317

Total return[2]	8.97%	13.42%	12.35%	(16.51%)	14.66%

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,094	$27,473	$23,354	$20,600	$22,196
Ratio of expenses to average net assets[3]	0.31%	0.31%	0.31%	0.31%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.32%	0.32%	0.32%	0.31%
Ratio of net investment income to average net assets	1.91%	1.93%	1.94%	1.44%	1.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	1.92%	1.93%	1.43%	1.02%
Portfolio turnover	9%	6%	5%	7%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and/or reimbursements, if applicable, by the manager. Performance would have been lower had the waivers and/or reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$13.903	$12.532	$11.367	$14.291	$13.241
Income (loss) from investment operations:
Net investment income[1]	0.221	0.213	0.187	0.135	0.094
Net realized and unrealized gain (loss)	0.968	1.419	1.173	(2.539	1.768

Total from investment operations	1.189	1.632	1.360	(2.404	1.862

Less dividends and distributions from:
Net investment income	(0.222)	(0.223)	(0.195)	(0.132)	(0.128)
Net realized gain	(0.362)	(0.038)	—	(0.388)	(0.684)

Total dividends and distributions	(0.584)	(0.261)	(0.195)	(0.520)	(0.812)

Net asset value, end of period	$14.508	$13.903	$12.532	$11.367	$14.291

Total return[2]	8.58%	13.03%	11.96%	(16.81%)	14.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$566,096	$583,412	$580,276	$550,993	$687,727
Ratio of expenses to average net assets[3]	0.66%	0.66%	0.66%	0.66%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.67%	0.67%	0.67%	0.66%
Ratio of net investment income to average net assets	1.56%	1.58%	1.59%	1.09%	0.68%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.57%	1.58%	1.08%	0.67%
Portfolio turnover	9%	6%	5%	7%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and/or reimbursements, if applicable, by the manager. Performance would have been lower had the waivers and/or reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

FINANCIAL HIGHLIGHTS

ACQUIRING FUND

The financial highlights tables are intended to help you understand the financial performance of the Acquiring Fund’s Standard class and Service class shares for the past five years. Certain information reflects financial results for a single Acquiring Fund share. Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects any waivers and reimbursement of expenses by LFI, as applicable. If this is the case, performance would have been lower had the expense limitation not been in effect. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The information in the table was derived from the financial statements which have been audited by Ernst & Young LLP, the Acquiring Fund’s Independent Registered Public Accounting Firm, whose report, along with the Acquiring Fund’s financial statements, is included in the Form N-CSR dated December 31, 2025, which is available upon request. The Acquiring Fund’s Form N-CSR has been incorporated by reference into the SAI.

	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund) Standard Class Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$12.735	$11.749	$10.747	$13.578	$12.586
Income (loss) from investment operations:
Net investment income[1]	0.296	0.281	0.242	0.182	0.161
Net realized and unrealized gain (loss)	1.122	1.030	1.014	(2.429)	1.426

Total from investment operations	1.418	1.311	1.256	(2.247)	1.587

Less dividends and distributions from:
Net investment income	(0.295)	(0.296)	(0.254)	(0.181)	(0.171)
Net realized gain	(0.309)	(0.029)	—	(0.403)	(0.424)

Total dividends and distributions	(0.604)	(0.325)	(0.254)	(0.584)	(0.595)

Net asset value, end of period	$13.549	$12.735	$11.749	$10.747	$13.578

Total return[2]	11.17%	11.17%	11.68%	(16.52%)	12.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,893	$60,575	$54,324	$47,102	$51,501
Ratio of expenses to average net assets[3]	0.32%	0.32%	0.32%	0.31%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.33%	0.33%	0.32%	0.31%
Ratio of net investment income to average net assets	2.22%	2.23%	2.16%	1.55%	1.21%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	2.21%	2.22%	2.15%	1.54%	1.20%
Portfolio turnover	7%	6%	4%	5%	6%

[1]	The average shares outstanding method has been applied for per share information.

[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and/or reimbursements, if applicable, by the manager. Performance would have been lower had the waivers and/or reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

	LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund) Service Class Year Ended
	12/31/25	12/31/24	12/31/23	12/31/22	12/31/21
Net asset value, beginning of period	$12.717	$11.731	$10.732	$13.557	$12.569
Income (loss) from investment operations:
Net investment income[1]	0.248	0.236	0.202	0.141	0.114
Net realized and unrealized gain (loss)	1.118	1.028	1.009	(2.424)	1.423

Total from investment operations	1.366	1.264	1.211	(2.283)	1.537

Less dividends and distributions from:
Net investment income	(0.247)	(0.249)	(0.212)	(0.139)	(0.125)
Net realized gain	(0.309)	(0.029)	—	(0.403)	(0.424)

Total dividends and distributions	(0.556)	(0.278)	(0.212)	(0.542)	(0.549)

Net asset value, end of period	$13.527	$12.717	$11.731	$10.732	$13.557

Total return[2]	10.78%	10.79%	11.29%	(16.81%)	12.31%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$387,428	$385,804	$393,684	$387,868	$500,084
Ratio of expenses to average net assets[3]	0.67%	0.67%	0.67%	0.66%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.68%	0.68%	0.68%	0.67%	0.66%
Ratio of net investment income to average net assets	1.87%	1.88%	1.81%	1.20%	0.86%
Ratio of net investment income to average net assets prior to expenses waived/ reimbursed	1.86%	1.87%	1.80%	1.19%	0.85%
Portfolio turnover	7%	6%	4%	5%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and/or reimbursements, if applicable, by the manager. Performance would have been lower had the waivers and/or reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

STATEMENT OF ADDITIONAL INFORMATION

Dated August 21, 2026

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

1301 SOUTH HARRISON STREET

FORT WAYNE, INDIANA 46802

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements, and should be read in conjunction with, the Information Statement/Prospectus dated August 21, 2026, relating specifically to the proposed transfer of all of the assets of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Acquired Fund”) to, and the assumption of the liabilities of the Acquired Fund by, the LVIP BlackRock Growth ETF Allocation Managed Risk Fund (formerly, the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund) (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund having an aggregate value equal to the aggregate net asset value of the Acquired Fund (the “Reorganization”). The Reorganization will occur pursuant to an Agreement and Plan of Reorganization. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement/Prospectus. Each of the Acquired Fund and the Acquiring Fund is a series of Lincoln Variable Insurance Products Trust (the “Trust”).

To obtain a copy of the Information Statement/Prospectus, please call 866-436-8717 or write to the Trust at the address above.

Information Incorporated by Reference, Including Financial Statements

The following documents, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally deemed to be part of) this SAI and contain additional information about the Acquired Fund and Acquiring Fund:

•	The prospectus and statement of additional information for the Acquired Fund, dated May 1, 2026 (File No. 033-70742; Accession No. 0001193125-26-196787);

•	The supplement for the Acquired Fund, dated July 7, 2026 (File No. 033-70742; Accession No. 0001193125-26-297005);

•	The prospectus and statement of additional information for the Acquiring Fund, dated May 1, 2026 (File No. 033-70742; Accession No. 0001193125-26-196787);

•	The supplement for the Acquiring Fund, dated April 15, 2026 (File No. 033-70742; Accession No. 0001193125-26-156176);

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•	Audited financial statements of the Acquired Fund for the fiscal year ended December 31, 2025 included in the Fund’s report filed on Form N-CSR (Accession No. 0001398344-26-004775); and

•	Audited financial statements of the Acquiring Fund for the fiscal year ended December 31, 2025 included in the Fund’s report filed on Form N-CSR (Accession No. 0001398344-26-004775).

Supplemental Financial Information

Tables showing the fees and expenses of the Acquiring Fund and the Acquired Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Reorganization, are included in the “Comparison of Fees and Expenses” section in the Information Statement/Prospectus.

It is currently anticipated that approximately 20% of the Acquired Fund’s holdings will be sold in advance of the Reorganization and the resulting proceeds will be invested in accordance with Acquiring Fund’s principal investment strategies. A schedule of investments of the Acquiring Fund as of December 31, 2025, is included in the above referenced annual report. Notwithstanding the foregoing, changes may be made to Acquired Fund’s portfolio in advance of the Reorganization and/or Acquiring Fund’s portfolio following the Reorganization. It is not anticipated that the Reorganization will result in a material change to the Acquired Fund’s investment portfolio due to investment restrictions.

There are no material differences in the accounting, valuation and tax policies of the Acquired Fund as compared to those of the Acquiring Fund.

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